Exhibit 10.4

CONFIDENTIAL TREATMENT REQUESTED UNDER C.F.R. SECTIONS 200.80(b)(4), 200.83 AND 230.406.
[REDACTED] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST  FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AB FLEETCO SAS AS FRENCH FLEETCO AVIS LOCATION DE VOITURES SAS AS FRENCH SERVICER AND CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK AS FLEETCO SECURITY AGENT

FRENCH SERVICING AGREEMENT

64645-3-15653-v0.23	70-40524113

THIS AGREEMENT is made on 21 May 2014
BETWEEN:

(1)
AB FLEETCO SAS, a private stock company with limited liability (société par actions simplifiée) incorporated under the laws of France, with registered address at 21, place de l'Hôtel Dieu, 60000 Beauvais and registered with the trade and companies registry of Beauvais under number 799 383 997 (the "French FleetCo");

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(1)
AVIS LOCATION DE VOITURES SAS, a private stock company with limited liability (société par actions simplifiée) incorporated under the laws of France, with registered address at 5-6, Place de l'Iris, Tour Manhattan, 92400 Courbevoie and registered with the trade and companies registry of Nanterre under number 652 023 961 (the "French Servicer"); and

(2)
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a bank incorporated pursuant to the laws of France with registered office at 9 quai du Président Paul Doumer, 92920 Paris, la Défense Cedex, France, registered with the Registre du Commerce et des Sociétés de Nanterre with number 304.187.701, in its capacity as security agent for the French FleetCo Secured Creditors (the "FleetCo Security Agent").

INTRODUCTION:

(A)	The French Servicer carries on the business of operating a vehicle rental business in France.

(B)	French FleetCo owns or will own Vehicles and lease them to Avis Location de Voitures SAS, in its capacity as lessee under the French Master Lease Agreement.

(C)
The French Servicer has agreed to act as servicer to assist French FleetCo in relation to certain administrative services in respect of, amongst other things, the Vehicles, in accordance with the terms of this French servicing agreement (the "Agreement").

(D)
French FleetCo will also enter into a French Vehicle Pledge Agreement and a French Third Party Holding Agreement in relation to the French Vehicle Pledge Agreement in order to secure its obligations in relation to the French Vehicle Fleet in favour of the French FleetCo Secured Creditors.

THE PARTIES AGREE as follows:

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SECTION A
DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.	DEFINITIONS

1.1	Definitions

1.1.1
UNLESS OTHERWISE DEFINED IN THIS AGREEMENT OR THE CONTEXT REQUIRES OTHERWISE, CAPITALISED WORDS AND EXPRESSIONS USED IN THIS AGREEMENT HAVE THE MEANINGS ASCRIBED TO THEM IN THE MASTER DEFINITIONS AGREEMENT DATED 5 MARCH 2013 TO WHICH THE PARTIES HERETO ACCEDED ON OR ABOUT THE DATE HEREOF (THE "MASTER DEFINITIONS AGREEMENT") (AS THE SAME MAY BE AMENDED, VARIED OR SUPPLEMENTED FROM TIME TO TIME) AND SHALL BE GOVERNED BY FRENCH LAW WHEN USED IN THIS AGREEMENT.

1.1.2
IF THERE IS ANY INCONSISTENCY BETWEEN THE DEFINITIONS GIVEN IN THIS AGREEMENT AND THOSE GIVEN IN THE MASTER DEFINITIONS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, THE DEFINITIONS SET OUT IN THIS AGREEMENT WILL PREVAIL.

2.	PRINCIPLES OF INTERPRETATION

2.1	Construction of words
The provisions of clause 2 (Principles of Interpretation and Construction) of the Master Definitions Agreement shall apply herein as if set out in full herein.

2.2	Meaning of "to ensure" or "to procure"
In this Agreement, where there is a reference to the giving of notices, performing of calculations, provision of documents, making of determinations and other administrative activities, in each case, to be carried out "to ensure" or "to procure" the compliance with or performance of certain terms in certain agreements, any such reference means the giving of all such notices, the making of all such calculations, the provision of all such documents, the making of all such determinations and all such other administrative activities as are required by the terms of such agreements to make such compliance or performance possible.

2.3	Meaning of "to arrange"
Where this Agreement states that the French Servicer is "to arrange" for a payment to be made, or other obligations to be performed, to or by French FleetCo or any other person, the French Servicer (unless expressly provided otherwise) shall be obliged to use best endeavours (obligation de moyens) to make all the necessary arrangements within the French Servicer's control required on the part of French FleetCo and/or of itself to facilitate such payment or performance and to the extent that it has done so shall have discharged its obligation "to arrange" for the relevant payment to be made or other

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obligation to be performed and shall not be liable as primary debtor, indemnitor, guarantor or otherwise as surety, in respect of such payment or other obligations.

2.4	Meaning of "to assist" and "will assist"
Where this Agreement states that the French Servicer is "to assist" in a payment being made, or other obligations being performed, by French FleetCo or any other person, the French Servicer (unless expressly provided otherwise) shall be obliged to use best endeavours (obligation de moyens) to make all the necessary arrangements within the French Servicer's control required on the part of French FleetCo and/or of itself to assist in facilitating such payment or performance and to the extent that it has done so shall have discharged its obligation "to assist" for the relevant payment to be made or other obligation to be performed and shall not be liable as primary debtor, indemnitor, guarantor or otherwise as surety, in respect of such payment or other obligations.

2.5	Construction of "Lessee"
In this Agreement, any reference to the "Lessee" shall be deemed to be a reference to Avis Location de Voitures SAS acting as lessee under the French Master Lease Agreement.

2.6	French Servicer not regarded as payer
In this Agreement, the French Servicer shall not be regarded as the "payer" merely by reason of it making necessary arrangements within the French Servicer's control for the transmission or payment of funds.

2.7	Prevalence of French Third Party Holding Agreement
Each of French FleetCo and the French Servicer agrees that the role of the French Servicer as French third party holder shall prevail over the role of the same as French Servicer and that the terms of the French Third Party Holding Agreement shall prevail over the terms of this Agreement in the event of any conflict or discrepancy arising between them.

3.	COMMON TERMS

3.1	Incorporation of Common Terms
The Common Terms apply to this Agreement and shall be binding on the parties to this Agreement as if set out in full in this Agreement.

3.2	Conflict with Common Terms
If there is any conflict between the Common Terms as incorporated by reference into this Agreement and the other provisions of this Agreement, the provisions of the incorporated Common Terms shall prevail to the fullest extent permitted by applicable law. For the purpose of this Agreement the Common Terms shall be governed, read and construed in accordance with French law.

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SECTION B
APPOINTMENT AND DELEGATION

4.	APPOINTMENT OF FRENCH SERVICER

4.1	Provision of services

4.1.1	OFFER OF SERVICE

(a)
THE FRENCH SERVICER OFFERS TO PROVIDE FRENCH FLEETCO WITH THE SERVICES DESCRIBED IN THIS AGREEMENT, IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT AND, SUBJECT TO THE FULFILMENT OF THE CONDITIONS SET OUT IN CLAUSE 4.2 (CONDITIONS PRECEDENT), FRENCH FLEETCO ACCEPTS SUCH OFFER.

(b)
THE FRENCH SERVICER WILL ASSIST FRENCH FLEETCO WITH FRENCH FLEETCO'S CORPORATE ADMINISTRATION, CASH MANAGEMENT AND VEHICLE FLEET MANAGEMENT AND SUPERVISION AS DESCRIBED IN SCHEDULE 1 (SERVICES), SUBJECT ALWAYS TO THE FOLLOWING:

(i)	THE ULTIMATE RESPONSIBILITY FOR THE CONDUCT OF THE BUSINESS AND THE LEGAL REPRESENTATION OF FRENCH FLEETCO SHALL ALWAYS BE VESTED IN AND REMAIN WITH FRENCH FLEETCO'S LEGAL REPRESENTATIVES;

(ii)
AS FAR AS THE MANAGEMENT AND ADMINISTRATION OF FRENCH FLEETCO IS CONCERNED, THE SERVICES SHALL EXCLUSIVELY BE OF PREPARATORY, AND ANCILLARY NATURE, AND THE FRENCH SERVICER SHALL HAVE NO INDEPENDENT DECISION MAKING POWER IN CONNECTION THEREWITH;

(iii)	ANY SERVICE WILL REMAIN SUBJECT TO THE SUPERVISION, CONTROL AND FINAL DECISION OF FRENCH FLEETCO'S LEGAL REPRESENTATIVES;

(iv)
FRENCH FLEETCO WILL ALWAYS BE REPRESENTED BY ITS LEGAL REPRESENTATIVES PERSONALLY, UNLESS IT GRANTS TO THE FRENCH SERVICER LIMITED PROXIES HEREUNDER OR UNDER SEPARATE DOCUMENTS, IN CONNECTION WITH SPECIFIC MATTERS;

(v)
THE FRENCH SERVICER WILL AT ALL TIMES REMAIN SOLELY RESPONSIBLE FOR, AND EXERCISE FULL SUPERVISION AND CONTROL OVER ITS EMPLOYEES WHILE THE SAME WILL PERFORM THE OBLIGATIONS OF THE FRENCH SERVICER HEREUNDER; AND

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(vi)
FRENCH FLEETCO (ACTING THROUGH ITS LEGAL REPRESENTATIVES OR OTHER AUTHORISED AGENT) WILL HAVE NO RIGHT OF SUPERVISION OR CONTROL OVER THE WORK TO BE PERFORMED BY THE FRENCH SERVICER’S EMPLOYEES (OR BY ANY SUB–CONTRACTOR'S EMPLOYEES) WHILE THE SAME WILL PERFORM THE OBLIGATIONS OF THE FRENCH SERVICER (OR OF ANY SUB–CONTRACTOR) HEREUNDER.

4.1.2	CHARACTERISATION

(a)	THE RELATIONSHIP BETWEEN THE PARTIES IS THAT OF A SERVICE PROVIDER AND CLIENT ONLY.

(b)
NOTHING IN THIS AGREEMENT SHALL CONSTITUTE NOR DEEM TO CONSTITUTE THE SERVICER AN AGENT (MANDATAIRE OR AGENT COMMERCIAL (PROVIDED THAT IF NOTWITHSTANDING THE FOREGOING ANY STATUTORY PROVISIONS RELATING TO COMMERCIAL AGENCY MAY BECOME APPLICABLE, THE PARTIES HEREBY EXPRESSLY WAIVE THEIR APPLICATION)), LOCATAIRE–GÉRANT OF THE BUSINESS (FONDS DE COMMERCE) OF FRENCH FLEETCO.

(c)
WITHOUT PREJUDICE TO THE FOREGOING, FRENCH FLEETCO MAY, IN ADDITION TO THE FRENCH SERVICER'S SERVICES, BUT IN LIMITED CIRCUMSTANCES, PROVIDE FOR SPECIAL MANDATES (MANDATS SPÉCIAUX) TO BE GRANTED IN CONNECTION WITH SPECIFIC MATTERS UNDER WHICH THE FRENCH SERVICER SHALL ACT ONLY UPON THE INSTRUCTIONS OF FRENCH FLEETCO AND IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

4.2	Conditions precedent
The acceptance by French FleetCo of the offer of service made by the French Servicer pursuant to Clause 4.1 (Provision of services) is subject to the satisfaction of all the conditions precedent required to be satisfied by the Lessee pursuant to clause 6.2 (Conditions precedent to lease) of the French Master Lease Agreement and the receipt of the documents listed in Schedule 2 (Conditions Precedent), each in a form satisfactory to French FleetCo.

4.3	French Servicer's authority necessary to exercise of rights
In connection with the rights, powers and discretions conferred on the French Servicer under this Agreement, the French Servicer shall have the full power, authority and right to do or cause to be done any and all things which it reasonably considers necessary in relation to the exercise of such rights, powers and discretions in relation to the performance of the relevant Services.

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4.4	French Servicing Standard
The French Servicer shall, at all times during the term of this Agreement, perform its obligations with all reasonable care, skill and diligence and in the utmost good faith and in the same manner as it would service assets to which it was beneficially entitled and with at least the same care and skill that would be expected of a professional servicer of similar assets (the "Servicing Standard").

5.	OUTSOURCING

5.1	The French Servicer may delegate all or part of the Services to any person as its Sub‑contractor on the condition that:

5.1.1	THE FRENCH SERVICER REASONABLY BELIEVES THAT THE SUB-CONTRACTOR IS CAPABLE OF, AND EXPERIENCED IN, PERFORMING THE SUB-CONTRACTED SERVICES;

5.1.2	NO COST SHALL BE BORNE BY FRENCH FLEETCO OR THE FLEETCO SECURITY AGENT IN CONNECTION WITH SUCH DELEGATION;

5.1.3
THE FRENCH SERVICER SHALL MAINTAIN UP‑TO‑DATE RECORDS OF THE SERVICES WHICH HAVE BEEN DELEGATED TO ANY SUB‑CONTRACTOR, AND SUCH RECORDS SHALL CONTAIN THE NAME AND CONTACT INFORMATION OF THE SUB‑CONTRACTOR;

5.1.4
IN DELEGATING ANY OF THE SERVICES TO A SUB‑CONTRACTOR, THE FRENCH SERVICER SHALL ACT AS A PRINCIPAL AND NOT AS AN AGENT OF FRENCH FLEETCO AND SHALL USE REASONABLE SKILL AND CARE IN CHOOSING A SUB‑CONTRACTOR;

5.1.5
THE FRENCH SERVICER SHALL NOT BE RELEASED OR DISCHARGED FROM ANY LIABILITY UNDER THIS AGREEMENT, AND NO LIABILITY SHALL BE DIMINISHED, AND SHALL REMAIN PRIMARILY LIABLE FOR THE PERFORMANCE OF ALL OF THE OBLIGATIONS OF THE FRENCH SERVICER UNDER THIS AGREEMENT;

5.1.6	THE PERFORMANCE OR NON‑PERFORMANCE AND THE MANNER OF PERFORMANCE BY ANY SUB‑CONTRACTOR OF ANY OF THE SERVICES SHALL NOT AFFECT THE FRENCH SERVICER'S OBLIGATIONS UNDER THIS AGREEMENT;

5.1.7	ANY BREACH IN THE PERFORMANCE OF THE SERVICES BY A SUB‑CONTRACTOR SHALL BE TREATED AS A BREACH OF THIS AGREEMENT BY THE FRENCH SERVICER;

5.1.8
NEITHER FRENCH FLEETCO NOR THE FLEETCO SECURITY AGENT SHALL HAVE ANY LIABILITY FOR ANY ACT OR OMISSION OF ANY SUB‑CONTRACTOR AND SHALL HAVE NO RESPONSIBILITY FOR MONITORING OR INVESTIGATING THE SUITABILITY OF ANY SUB‑CONTRACTOR; AND

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5.1.9	ANY OBLIGATIONS DELEGATED TO AN ENTITY ARE IDENTICAL OR SIMILAR TO THOSE OBLIGATIONS UNDERTAKEN BY THE FRENCH SERVICER VIS-A-VIS FRENCH FLEETCO UNDER THIS AGREEMENT.

5.2
The French Servicer shall, to the extent that such delegate is not an Affiliate of the French Servicer (i) notify the Transaction Agent and the FleetCo Security Agent of the identity of any such delegate, and (ii) provide a copy of any sub-delegation agreement to the Transaction Agent and FleetCo Security Agent as soon as reasonably practicable after it is entered into.

5.3	For the avoidance of doubt, contractual relationship with temporary work agency or consulting firms shall not be considered as sub-contracting for the purpose of this clause.

6.	GRANT OF POWERS OF ATTORNEY
French FleetCo shall from time to time upon receipt of request by the French Servicer, promptly give to the French Servicer any powers of attorney or other written authorisations or mandates and instruments as are reasonably necessary to enable the French Servicer to perform its obligations under this Agreement, provided that such powers of attorney or other written authorisations or mandates must be strictly limited to specific matters. Such powers of attorney shall cease to have effect when the French Servicer ceases to act as servicer under this Agreement.

7.	LIABILITY AND FORCE MAJEURE

7.1	Liabilities
The French Servicer shall not be liable in respect of any Liabilities suffered or incurred by French FleetCo or the FleetCo Security Agent as a result of the performance of its obligations under this Agreement save where such Liability is suffered or incurred as a result of any gross negligence (faute lourde), fraud or wilful default (dol) of the French Servicer or a Sub‑contractor or any material breach by them of the provisions of this Agreement (including any breach under Clause 4.4 (French Servicing Standard)).

7.2	French Servicer not liable for obligations
Subject to Clause 7.1 (Liabilities) but notwithstanding any other provisions of this Agreement, if the French Servicer is rendered unable to carry out any of its obligations under this Agreement as a result of:

7.2.1	FAILURE BY A FRENCH FLEETCO SECURED CREDITOR TO COMPLY WITH ANY OF ITS OBLIGATIONS UNDER A RELEVANT TRANSACTION DOCUMENT; OR

7.2.2	IT BEING PREVENTED FROM SO DOING BY ANY REGULATORY DIRECTION OR ANY REQUIREMENT OF LAW (OTHER THAN ARISING AS A RESULT OF AN INSOLVENCY EVENT IN RESPECT OF THE FRENCH SERVICER); OR

7.2.3	THE OCCURRENCE OF A FORCE MAJEURE EVENT,

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the French Servicer shall not be liable for any failure to carry out such obligations for so long as it is so prevented, provided that this Clause shall not apply to the extent that such event arises as a result of a wilful default (dol), fraud, illegal dealing or breach of an agreement by the French Servicer or its Sub‑contractor.

7.3	French Servicer to minimise loss
Notwithstanding that in the circumstances specified in Clause 7.2 (French Servicer not liable for obligations) it is relieved from liability for failure to perform its obligations under this Agreement, the French Servicer shall take such reasonable steps as are available to it (if any) to meet such obligations while such circumstances subsist and shall take such reasonable steps as are available to it in its sole discretion to procure that such event ceases to occur and/or that any loss resulting from any such event is minimised, including the installation and use of back‑up information technology systems.

7.4	French Servicer notice of failure to carry out obligations
If the French Servicer is prevented from carrying out any of its obligations under this Agreement as a result of any event referred to in Clause 7.2 (French Servicer not liable for obligations), the French Servicer shall give notice to French FleetCo and the Transaction Agent and FleetCo Security Agent as soon as reasonably practicable after being so prevented detailing the particulars of such event and, as soon as reasonably practicable thereafter, upon written request of French FleetCo, the Transaction Agent and the FleetCo Security Agent, a notice indicating the steps, if any, which the French Servicer proposes to take pursuant to Clause 7.3 (French Servicer to minimise loss).

7.5	Vehicle Loss
If a loss, damage, theft, destruction, attachment, seizure, confiscation or other Liability is suffered with respect to a Vehicle that is subject to the Services but not subject to a lease under the French Master Lease Agreement ("Vehicle Loss"), however caused or occasioned by the French Servicer, the French Servicer shall bear the risk of such Vehicle Loss and indemnify French FleetCo forthwith for Liabilities suffered in relation thereto, and may assert such claims or other appropriate actions which it considers to have a reasonable prospect of success on behalf of French FleetCo or itself, after taking into account the desirability of pursuing such claim and the costs of such action, as may be required to recover such Vehicle Loss from the party responsible for such Vehicle Loss and, for the avoidance of doubt, without double-counting with any Casualty Payment made by Avis Location de Voitures SAS as Lessee under the French Master Operating Lease Agreement in respect of such Vehicle Loss.

7.6	Data Protection
In the context of this Agreement, the French Servicer may act as data processor for certain personal data held by the French FleetCo as data controller (the "Personal Data"). In such circumstances, the French Servicer shall process relevant Personal Data in compliance with French law n°78-17 dated 6 January 1978 as modified and in particular:

(i)	take appropriate technical and organizational measures to ensure the security and the confidentiality of the Personal Data and safeguard against unauthorized and

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unlawful processing of the Personal Data and against accidental loss, alteration or destruction of, or damage to said Personal Data;

(ii)	act only on instructions of French FleetCo; therefore, only process the Personal Data in accordance with French FleetCo’s written instructions and not for French Servicer’s own purposes; and

(iii)
not transfer any Personal Data to any third party or country outside the European Economic Area, except pursuant to a valid data transfer agreement and in any event with French Fleetco’s prior express written consent.

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SECTION C
REPRESENTATIONS, WARRANTIES AND COVENANTS

8.	FRENCH SERVICER REPRESENTATIONS AND WARRANTIES
The French Servicer makes (i) the representations and warranties it makes under clause 3.2 (Representations and Warranties of the Avis Obligors) of the Framework Agreement at the times set out in the Framework Agreement and (ii) the representations and warranties of this Clause 8 to French FleetCo and the FleetCo Security Agent on the terms set out below, as at the French Accession Date and on each Lease Determination Date and each Lease Payment Date, with reference to the facts and circumstances then existing.

8.1	Solvency
No Insolvency Event has occurred in respect of the French Servicer.

8.2	No Cross Default
To the best of the French Servicer's knowledge and belief, no creditor of the French Servicer has become entitled (having given any relevant notice and any relevant grace period having elapsed) by reason of a breach of the French Servicer under any agreement, indenture, contract, mortgage, deed or other instrument to which it is a party, to declare any Financial Indebtedness of the French Servicer due and payable prior to its specified maturity, where the aggregate outstanding amount of such Financial Indebtedness exceeds EUR 30,000,000 (or its equivalent in any other currency); or otherwise no such breach or default of any agreement, indenture, contract, mortgage, deed or other instrument relating to Financial Indebtedness could reasonably be expected to have a Material Adverse Effect in respect of the French Servicer (as if references in the definition of Material Adverse Effect to Dutch FleetCo, Italian FleetCo, French FleetCo and the Issuer were a reference to the French Servicer).

8.3	Arm's Length Transactions
This Agreement has been entered into by the French Servicer in good faith for the benefit of the French Servicer and on arm's length commercial terms.

8.4	Insurances
Neither the Insurance Policies (as defined in the French Master Lease Agreement) nor any part thereof are subject to any Security.

9.	FRENCH SERVICER COVENANTS
The French Servicer covenants from the date hereof to French FleetCo and the FleetCo Security Agent, on the terms set out below, that:

9.1	Compliance with Relevant Transaction Documents

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it will at all times comply with and perform all of its obligations under the Relevant Transaction Documents and use all reasonable efforts to procure that French FleetCo comply with and perform all its obligations under the Relevant Transaction Documents.

9.2	Notification
it shall promptly, upon becoming aware of any:

9.2.1	BREACH OF ANY OF THE REPRESENTATIONS AND WARRANTIES IN CLAUSE 8 (REPRESENTATIONS AND WARRANTIES);

9.2.2	BREACH OF ANY UNDERTAKING GIVEN BY THE FRENCH SERVICER (IN SUCH CAPACITY) UNDER THIS AGREEMENT;

9.2.3	FLEETCO EVENT OF DEFAULT;

9.2.4
EXPIRY OR TERMINATION (WITHOUT RENEWAL OR REPLACEMENT OF CONTRACT WITH THE SAME VEHICLE MANUFACTURER AND/OR VEHICLE DEALER) OF A VEHICLE MANUFACTURER BUY-BACK AGREEMENT OR VEHICLE DEALER BUY-BACK AGREEMENT WITH A VEHICLE MANUFACTURER AND/OR VEHICLE DEALER;

9.2.5	POTENTIAL SERVICER TERMINATION EVENT; OR

9.2.6	SERVICER TERMINATION EVENT,
notify French FleetCo, the Transaction Agent and the FleetCo Security Agent of the occurrence of any such event and (in connection with an event under Clauses 9.2.1, 9.2.2 and 9.2.5) the action the French Servicer proposes to take with respect thereto and, to the extent that French FleetCo has an obligation to deliver notices required by a Relevant Transaction Document in relation to such event, deliver such notices on behalf of French FleetCo in accordance with the terms of such Relevant Transaction Document to which the French Servicer is a party, and do all other things and make all such arrangements as are permitted and necessary pursuant to such Relevant Transaction Document in relation to such event, and it shall send a copy of all notifications and/or communication to the FleetCo Security Agent, French FleetCo and the Transaction Agent.

9.3	Delivery of Certificate
upon delivery of the annual financial statements of the French Servicer by the Central Servicer pursuant to clause 4.2.18 of the Framework Agreement, the French Servicer shall deliver to French FleetCo, the Transaction Agent and the FleetCo Security Agent a certificate from an Authorised Signatory of the French Servicer stating whether there exists on the date of the certificate any condition or event which then constitutes a Potential Servicer Termination Event or Servicer Termination Event (and to the extent the French Servicer is aware of the same), and, in the case of a Potential Servicer Termination Event, specifying the action that the French Servicer proposes to take with respect thereto.

9.4	No Assignment

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without prejudice to Clause 5 (Outsourcing) and Clause 23.2 (Assignment), the French Servicer shall not assign its rights or novate any of its obligations under this Agreement other than pursuant to or as contemplated in any Relevant Transaction Document.

9.5	Instructions
following a Servicer Termination Event, comply with any reasonable directions, orders or instructions which French FleetCo or the FleetCo Security Agent may from time to time give in accordance with this Agreement (and in the event of conflict, those of the FleetCo Security Agent shall prevail).

9.6	Prevalence of French Third Party Holding Agreement
at all times that its role as French third party holder prevails over its role as Lessee and that the terms of the French Third Party Holding Agreement shall prevail over the terms of this Agreement in the event of any conflict or discrepancy arising.

9.7	Repossession or disposal of Vehicles
following the Liquidation Agent being directed by the Transaction Agent to dispose of any Vehicles in France in accordance with the Liquidation Agent Agreement, it shall not lodge any appeal or take any action to prejudice such repossession or disposal procedure.

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SECTION D
FEES, COSTS AND EXPENSES

10.	FRENCH SERVICER FEES
As consideration for the provision to French FleetCo of the relevant Services by the French Servicer, French FleetCo shall pay on a monthly basis, on each Lease Payment Date (as from the date on which a Vehicle is leased under the French Master Lease Agreement), subject to the FleetCo Priority of Payments, a fee (exclusive of VAT) in arrears to the Servicer in respect of the Related Month in an amount equal to [REDACTED] per cent. per annum, payable at one‑twelfth of the annual rate, of the Net Book Value as of the last day of the preceding calendar month of the Vehicles of French FleetCo as detailed in the relevant Fleet Report(s) (the "French Servicer Fee").

11.	COSTS AND EXPENSES

11.1	French FleetCo to reimburse French Servicer for Liabilities
French FleetCo will reimburse the French Servicer on each Lease Payment Date, in accordance with the FleetCo Priority of Payments, in respect of all Liabilities incurred by the French Servicer in such capacity or on behalf of French FleetCo pursuant to this Agreement in respect of the Related Month, provided that, for the purposes of this Clause 11.1, "Liabilities" shall not include payments made (or to be made hereunder) by the French Servicer by way of indemnity or otherwise hereunder to French FleetCo, including payments in connection with Vehicle Loss pursuant to Clause 7.5 (Vehicle Loss) or the disposal of Non-Eligible Vehicles pursuant to Schedule 1 (Services), Part A (Fleet Management), paragraph 2.2 or any Liabilities incurred by the French Servicer other than in accordance with this Agreement or which the French Servicer has incurred as a result of a breach of, or failure to perform under, this Agreement.

11.2	Unreimbursed costs and expenses to bear interest

11.2.1
IF FRENCH FLEETCO FAILS TO PAY ANY AMOUNT PAYABLE BY IT UNDER THIS AGREEMENT ON ITS DUE DATE, WITHOUT PREJUDICE TO ANY OTHER REMEDIES OF THE FRENCH SERVICER, DEFAULT INTEREST SHALL ACCRUE ON THE OVERDUE AMOUNT FROM THE DUE DATE UP TO THE DATE OF ACTUAL PAYMENT (BOTH BEFORE AND AFTER JUDGMENT) AT A RATE EQUAL TO 1.00% PER ANNUM DURING THE PERIOD OF NON‑PAYMENT.

11.2.2	ANY INTEREST ACCRUING UNDER CLAUSE 11.2.1 SHALL BE PAYABLE BY FRENCH FLEETCO TO THE FRENCH SERVICER, IN ACCORDANCE WITH AND ON THE DATES SPECIFIED IN THE FLEETCO PRIORITY OF PAYMENTS.

12.	PAYMENT MECHANICS

12.1	Business days

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Any payment which is due to be made on a day that is not a Business Day shall be made on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

12.2	Currency of account
EUR is the currency of account and payment for any sum due from one party to another under this Agreement.

12.3	Set‑off
All payments required to be made by any party under this Agreement shall be calculated without reference to any set‑off or counterclaim and shall be made free and clear of and without any deduction for or on account of any set‑off or counterclaim, except that any fees and expenses or other amounts due and payable by (i) French FleetCo to the French Servicer, or (ii) the French Servicer to the French FleetCo shall be reduced by any amount owed by, as the case may be, the French Servicer in such capacity or as Lessee to French FleetCo, or French FleetCo to the French Servicer or Lessee at such time under this Agreement or the French Master Lease Agreement.

12.4	After‑tax basis
All indemnities in this Agreement are given on an after‑tax basis, which shall mean that any party liable to make a payment under an indemnity ("Payer") shall pay such amount (the "Payment") to the other party ("Payee") and shall ensure that the Payee is, so far as is practically possible, restored to the same position as it would have been in had the matter giving rise to the Payer's obligation to make the Payment not arisen and, accordingly, the amount of the Payment shall take into account inter alia (a) the amount of any deduction against profits (or tax) arising to the Payee which results from the matter giving rise to the Payment and (b) whether the Payment is subject to tax in the Payee's hands.

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SECTION E
TERMINATION OF SERVICER'S APPOINTMENT

13.	SERVICER TERMINATION EVENTS

13.1	Termination by French FleetCo

13.1.1
AT ANY TIME, FRENCH FLEETCO IS ENTITLED TO TERMINATE THIS AGREEMENT FOR ANY REASON WHATSOEVER UPON GIVING 60 DAYS' NOTICE TO THE FRENCH SERVICER AND UPON RECEIVING CONSENT TO WITHDRAW FROM THE FLEETCO SECURITY AGENT (A COPY OF SUCH NOTICE TO BE PROVIDED TO THE TRANSACTION AGENT). THE FRENCH SERVICER EXPRESSLY WAIVES ANY INDEMNITY RIGHTS VIS-À-VIS THE FRENCH FLEETCO IN RESPECT OF EXPENSES, FEES AND LOSS OF PROFITS TO WHICH IT WILL BE ENTITLED AS A CONSEQUENCE OF SUCH WITHDRAWAL UNDER FRENCH LAW.

13.1.2	IN ADDITION, FOLLOWING ONE OR MORE OF THE FOLLOWING EVENTS (EACH A "SERVICER TERMINATION EVENT"):

(a)	THE OCCURRENCE OF AN OPCO EVENT OF DEFAULT;

(b)
A MASTER LEASE END DATE OCCURS AS A RESULT OF THE OCCURRENCE OF A MASTER LEASE TERMINATION EVENT IN RELATION TO ANY MASTER LEASE AGREEMENT TO WHICH SUCH FRENCH SERVICER ACTS AS SERVICER FOR FRENCH FLEETCO; OR

(c)
IF THE FRENCH SERVICER IS PREVENTED OR SEVERELY HINDERED FOR A PERIOD OF 60 DAYS OR MORE FROM COMPLYING WITH ITS OBLIGATIONS UNDER THIS AGREEMENT AS A RESULT OF A FORCE MAJEURE EVENT AND SUCH FORCE MAJEURE EVENT CONTINUES FOR 30 BUSINESS DAYS AFTER WRITTEN NOTICE OF SUCH FORCE MAJEURE EVENT HAS BEEN GIVEN BY THE SECURITY AGENT,

FRENCH FLEETCO (WITH THE PRIOR CONSENT OF THE FLEETCO SECURITY AGENT) AND/OR THE FLEETCO SECURITY AGENT MAY TERMINATE THE APPOINTMENT OF THE FRENCH SERVICER UNDER THIS AGREEMENT BY GIVING NOT LESS THAN 5 (FIVE) DAYS' WRITTEN NOTICE (A "SERVICER TERMINATION NOTICE") TO THE FRENCH SERVICER, WHICH TERMINATION SHALL TAKE EFFECT ON (BUT NOT PRIOR TO) THE EARLIER TO OCCUR OF THE FOLLOWING EVENTS:

(a)	THE FLEETCO SECURITY AGENT NOTIFIES THE FRENCH SERVICER THAT ALTERNATIVE SERVICING AND VEHICLE RECOVERY ARRANGEMENTS HAVE BEEN IMPLEMENTED

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WHICH ARE SATISFACTORY TO THE FLEETCO SECURITY AGENT; AND

(b)
THE LEASES, PURSUANT TO THE FRENCH MASTER LEASE AGREEMENT, RELATING TO THE VEHICLES IN THE RELEVANT JURISDICTION, WHICH ARE THE SUBJECT OF THE SERVICES UNDER THIS AGREEMENT, HAVE BEEN OR WILL BE, SIMULTANEOUSLY WITH THE TERMINATION OF THIS AGREEMENT, TERMINATED OR EXPIRE IN ACCORDANCE WITH THE PROVISIONS THEREOF,

provided that, notwithstanding any of the above, (i) if the French Servicer has breached any of its Servicing Obligations (as that term is defined in the Parent Performance Guarantee), no Servicer Termination Event shall be deemed to occur if and to the extent that the Parent has performed its obligations under the Parent Performance Guarantee, and (ii) if the French Servicer has breached any payment obligation, no Servicer Termination Event shall be deemed to occur if and to the extent that Finco has performed its obligations under the Finco Payment Guarantee, and in each case the appointment of the French Servicer shall continue in full force and effect.

13.2	Termination by the French Servicer
The French Servicer may, by giving not less than 30 (thirty) days' written notice to French FleetCo, the Transaction Agent and the FleetCo Security Agent, terminate this Agreement, provided that a replacement French Servicer satisfactory to the FleetCo Security Agent and French FleetCo has been or will, simultaneously with the termination of the French Servicer's appointment under this Agreement, be appointed.

13.3	Termination on Final Maturity Date
Unless previously terminated in accordance with Clause 13.1 (Termination by French FleetCo) or 13.2 (Termination by the French Servicer), this Agreement shall terminate on the earlier of the Final Maturity Date and the date on which all FleetCo Advances are repaid in full and the FleetCo French Facility Agreement is terminated.

14.	OBLIGATIONS OF FRENCH SERVICER AFTER TERMINATION

14.1	French Servicer to deliver records
On the Servicer Termination Date, the French Servicer shall (save as prohibited or required otherwise by any Requirement of Law or any Regulatory Direction) promptly deliver to the order of or make available to (and in the meantime shall hold to the order of) the FleetCo Security Agent, the Transaction Agent, the Liquidation Agent (or as it may direct) and French FleetCo the Servicer Records and the Vehicle Documents (provided that the French Servicer shall have the right to promptly make and retain such copies of any such records as it desires at its own cost and provided that the exercise of such right shall not materially delay the return of such documents to French FleetCo) and any other assets of French FleetCo then held by it.

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14.2	French Servicer to co‑operate with FleetCo before termination
If a notice of termination or resignation of the appointment of the French Servicer under the provisions of Clause 13 (Servicer Termination Events) is validly given, the French Servicer shall, both prior to and after such termination or resignation becomes effective, co‑operate with French FleetCo and the FleetCo Security Agent to ensure that any replacement French Servicer has all the documents and information it requires in order to fully perform the Services and the French Servicer agrees to co‑operate with French FleetCo, the FleetCo Security Agent and any replacement French Servicer to effect such replacement and, on or prior to the termination of this Agreement, to facilitate the obtaining of new FleetCo Account Mandates for the French FleetCo Bank Account as soon as reasonably practical to enable French FleetCo, the FleetCo Security Agent and any replacement French Servicer to operate such French FleetCo Bank Account.

14.3	Obligations of French Servicer from Servicer Termination Date
From the Servicer Termination Date:

14.3.1	ALL AUTHORITY AND POWER (IF ANY) OF THE FRENCH SERVICER UNDER THIS AGREEMENT SHALL BE TERMINATED AND SHALL BE OF NO FURTHER EFFECT;

14.3.2	THE FRENCH SERVICER SHALL NO LONGER HOLD ITSELF OUT IN ANY WAY AS THE AGENT OF FRENCH FLEETCO; AND

14.3.3
THE RIGHTS AND OBLIGATIONS OF THE FRENCH SERVICER UNDER THIS AGREEMENT AND ANY OBLIGATIONS OF FRENCH FLEETCO AND THE FLEETCO SECURITY AGENT TO THE FRENCH SERVICER SHALL CEASE BUT THE RELEVANT TERMINATION SHALL BE WITHOUT PREJUDICE TO:

(a)	ANY RIGHTS, LIABILITIES OR OBLIGATIONS OF THE FRENCH SERVICER HEREUNDER INCURRED OR ARISING PRIOR TO AND UP TO THE SERVICER TERMINATION DATE;

(b)	ANY RIGHTS, LIABILITIES OR OBLIGATIONS OF FRENCH FLEETCO OR THE FLEETCO SECURITY AGENT INCURRED OR ARISING PRIOR TO AND UP TO THE SERVICER TERMINATION DATE; AND

(c)	ANY OF THE FRENCH SERVICER'S OBLIGATIONS UNDER THIS CLAUSE 14.

14.4	Fees and other amounts owed to French Servicer
Subject always to clause 27 (Non‑Petition and Limited Recourse) of the Framework Agreement, the French Servicer shall be entitled to receive all fees and other monies accrued and owing to it under this Agreement (whether or not due and payable) pro‑rated up to the Servicer Termination Date but shall not be entitled to any compensation which accrues after the Servicer Termination Date. Without prejudice to French FleetCo's rights

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under Clause 12.3 (Set‑Off), any monies so receivable by the French Servicer shall be paid by French FleetCo at the times on which they would otherwise have fallen due under this Agreement.

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SECTION F
MISCELLANEOUS

15.	ENTIRE AGREEMENT

15.1	Entire Agreement
This Agreement and any document referred to in this Agreement constitute the entire agreement and understanding between the parties hereto relating to the subject matter of this Agreement and supersede any previous agreements between the parties relating to the subject matter of this Agreement.

15.2	No Waiver
A failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law does not constitute a waiver of the right or remedy or a waiver of other rights or remedies. No single or partial exercise of a right or remedy provided by this Agreement or by law prevents further exercise of the right or remedy or the exercise of another right or remedy. The discontinuance, abandonment or adverse determination of any proceedings taken by any party hereto to enforce any right or any provisions shall not operate as a waiver of, or preclude any exercise or enforcement or other exercise or enforcement by such party of, that or any other right or provision. No waiver shall be effective unless specifically made in writing and signed by the duly authorised officer of the party granting such waiver.

15.3	No reliance
Each party hereto agrees that:

15.3.1
IT HAS NOT ENTERED INTO THIS AGREEMENT IN RELIANCE UPON ANY REPRESENTATION, WARRANTY OR UNDERTAKING OF ANY OTHER PARTY WHICH IS NOT EXPRESSLY SET OUT OR REFERRED TO IN CLAUSE 8 (REPRESENTATIONS AND WARRANTIES), THE FRENCH MASTER LEASE AGREEMENT OR ANY OTHER RELEVANT TRANSACTION DOCUMENT;

15.3.2
EXCEPT IN RESPECT OF AN EXPRESS REPRESENTATION OR WARRANTY UNDER CLAUSE 8 (REPRESENTATIONS AND WARRANTIES), THE FRENCH MASTER LEASE AGREEMENT OR ANY OTHER RELEVANT TRANSACTION DOCUMENT, IT SHALL NOT HAVE ANY CLAIM OR REMEDY IN RESPECT OF ANY MISREPRESENTATION OR BREACH OF WARRANTY BY ANY OTHER PARTY OR IN RESPECT OF ANY UNTRUE STATEMENT BY ANY OTHER PARTY, REGARDLESS OF WHETHER SUCH MISREPRESENTATION, BREACH OR UNTRUE STATEMENT WAS MADE, OCCURRED OR WAS GIVEN PRIOR TO THE EXECUTION OF THIS AGREEMENT.

16.	FURTHER ASSURANCE

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Each of French FleetCo and the French Servicer shall (at such Party's cost) do and execute, or arrange for the doing and executing of, each act, document and thing requested of it by the FleetCo Security Agent in order to implement and/or give effect to this Agreement.

17.	FLEETCO SECURITY AGENT PARTY TO AGREEMENT

17.1	Better preservation and enforcement of rights
Except where this Agreement provides otherwise, the FleetCo Security Agent has agreed to become a party to this Agreement for the better preservation and enforcement of its rights under this Agreement and shall not assume any liabilities or obligations under this Agreement unless such obligation or liability is expressly assumed by the FleetCo Security Agent in this Agreement.

17.2	FleetCo Security Agent has no responsibility
The FleetCo Security Agent shall not have any responsibility for any of the obligations of the other Parties and the other Parties acknowledge that the FleetCo Security Agent has no such responsibility and that the FleetCo Security Agent is entitled to the protections contained in and on the terms set out in this Agreement and the Framework Agreement.

18.	CHANGE OF FLEETCO SECURITY AGENT
If there is an appointment of a replacement FleetCo Security Agent in accordance with the terms of the Framework Agreement, each of the Parties shall execute such documents and take such action as the successor FleetCo Security Agent and the outgoing FleetCo Security Agent may reasonably require for the purposes of vesting in the replacement FleetCo Security Agent the benefit of this Agreement and the rights, powers and obligations of the FleetCo Security Agent under this Agreement, and releasing the outgoing FleetCo Security Agent from its future obligations under this Agreement.

19.	SERVICES NON-EXCLUSIVE

19.1	Non‑Exclusivity
Subject to the provisions of this Agreement, nothing in this Agreement shall prevent any Party from rendering services similar to those provided for in this Agreement to other persons, firms or companies or from carrying on any business similar to or in competition with the business of any of the Parties.

19.2	Existing Businesses
Nothing in this Agreement shall prevent any Party from carrying on its own business in the manner which it thinks fit, unless, by so doing, it would render itself unable to perform its obligations under this Agreement in the manner contemplated in this Agreement.

20.	NO PARTNERSHIP
Except where this Agreement provides otherwise, no provision of this Agreement creates a partnership or company (including a société créée de fait or société en participation)

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between any of the Parties or makes a Party the agent of another Party for any purpose. Except where this Agreement provides otherwise, a Party has no authority or power to bind, to contract in the name of, or to create a liability for another Party in any way or for any purpose.

21.	ASSIGNMENT AND SUBCONTRACTING

21.1	Successors
This Agreement shall be binding upon and inure to the benefit of each Party and its or any subsequent successors, transferees and assigns.

21.2	Assignment
No party may assign or transfer or purport to assign or transfer any right or obligation under this Agreement except (a) where any Relevant Transaction Document provides otherwise, (b) with the prior written consent of the FleetCo Security Agent or (c) in connection with the grant of the Security by French FleetCo in any FleetCo Security Document.

21.3	Benefit
Each Party (other than the FleetCo Security Agent) is entering into this Agreement for its own benefit and not for the benefit of another person. The FleetCo Security Agent is entering into this Agreement in its own name and on behalf of the FleetCo Secured Creditors.

21.4	Delegation
Except where this Agreement specifically provides otherwise (in particular in Clause 5 (Outsourcing)), a Party may not subcontract or delegate the performance of any of its obligations under this Agreement.

22.	CONTINUATION OF OBLIGATIONS
Except to the extent that they have been performed and except where this Agreement specifically provides otherwise, the indemnities and obligations contained in this Agreement remain in force until the date on which all obligations due or owing by French FleetCo under the Relevant Transaction Documents have been paid or discharged in full.

23.	OBLIGATIONS AS CORPORATE OBLIGATIONS

23.1	No recourse against shareholders and others
No party shall have any recourse against nor shall any personal liability attach to any shareholder, officer, agent, employee or director of French FleetCo, the French Servicer or the FleetCo Security Agent in its capacity as such, by any proceedings or otherwise, in respect of any obligation, covenant, or agreement of French FleetCo, the French Servicer or the FleetCo Security Agent contained in this Agreement.

23.2	No liability for Obligations of French FleetCo

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The parties, other than French FleetCo, shall not have any liability for the obligations of French FleetCo under the Relevant Transaction Documents and nothing in this Agreement shall constitute the giving of a guarantee, an indemnity or the assumption of a similar obligation by any of such other parties in respect of the performance by French FleetCo of such obligations.

24.	TIME OF THE ESSENCE
Subject to any grace periods provided hereunder, time shall be of the essence of this Agreement as regards any time, date or period, whether as originally agreed or altered by agreement between all the parties (and, where required, with consent) or in any other manner provided in this Agreement, for the performance of the French Servicer of its obligations under this Agreement.

25.	VALUE ADDED TAX AND STAMP TAXES

25.1	Sums payable exclusive of VAT
All sums or other consideration set out in this Agreement or otherwise payable or provided by any party to any other party pursuant to this Agreement shall be deemed to be exclusive of any VAT which is or becomes chargeable on any supply or supplies for which such sums or other consideration (or any part thereof) are the whole or part of the consideration for VAT purposes.

25.2	Payment of amounts in respect of VAT
Where, pursuant to the terms of this Agreement, any party (the "Supplier") makes a supply to any other party (the "Recipient") hereto for VAT purposes and VAT is or becomes chargeable on such supply (being VAT for which the Supplier is required to account to the relevant Tax Authority) the Recipient shall, following receipt from the Supplier of a valid VAT invoice in respect of such supply, pay to the Supplier (in addition to any other consideration for such supply) a sum equal to the amount of such VAT.

25.3	Costs and expenses
References in this Agreement to any fee, cost, loss, disbursement, commission, damages, expense, charge or other liability incurred by any party to this Agreement and in respect of which such party is to be reimbursed or indemnified by any other party under the terms of, or the amount of which is to be taken into account in any calculation or computation set out in, this Agreement shall include such part of such fee, cost, loss, disbursement, commission, damages, expense, charge or other liability as represents any VAT, but only to the extent that such first party is not entitled to a refund (by way of credit or repayment) in respect of such VAT from any relevant Tax Authority.

25.4	Stamp Taxes
The French Servicer shall pay all stamp, registration (enregistrement) and other taxes and duties (including any interest and penalties thereon or in connection therewith) which may be payable on or in connection with this Agreement and shall indemnify (on an after‑tax basis) French FleetCo against any claim, demand, action, liability, damages,

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cost, loss or expense (including, without limitation, legal fees) which it may incur or may be made against it as a result or arising out of or in relation to any failure to pay or delay in paying any of the same.

26.	INSUFFICIENT RECOVERIES
If, or to the extent that, after the FleetCo Secured Property has been as fully as practicable realised and the proceeds thereof have been applied in accordance with the applicable FleetCo Priority of Payments the amounts recovered on realisation of the FleetCo Secured Property are insufficient to pay or discharge amounts due from French FleetCo to the FleetCo Secured Creditors in full for any reason, French FleetCo will have no liability to pay or otherwise make good any such insufficiency.

27.	AMENDMENT
This Agreement shall not be amended without the consent of the Parties hereto.

28.	GOVERNING LAW
This Agreement and any non-contractual obligations arising from it shall be governed by and construed in accordance with the laws of France.

29.	JURISDICTION
With respect to any suit, action, dispute or proceedings relating to this Agreement and to any non-contractual obligations arising from or connected to it ("Proceedings"), each party irrevocably submits to the exclusive jurisdiction of Paris and agrees that Paris is the most appropriate and convenient courts to settle any suit, action, dispute or proceedings and accordingly neither party will argue to the contrary.

30.	GOVERNING LANGUAGE
This Agreement is written in the English language. If this Agreement is translated into another language, the English text will prevail.

31.	EXECUTION
The Parties have executed this Agreement on the date stated at the beginning of this Agreement.

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EXECUTION PAGE

AB FLEETCO SAS as French FleetCo
By:	/s/ FRÉDÉRIC LEGUIDE

AVIS LOCATION DE VOITURES SAS As French Servicer
By:	/s/ ERIC LEPLEUX

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK as FleetCo Security Agent
By:	/s/ EDITH LUSSON

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Schedule 1
SERVICES
PART A
FLEET MANAGEMENT

1.	PURCHASE OF VEHICLES

1.1	DESIGNATION OF PROGRAMME VEHICLES
In order to designate a Vehicle as a Programme Vehicle in the Fleet Report where such Vehicle relates to a model year on or after 2014 and in respect of which the Vehicle Manufacturer Buy-Back Agreement and/or Vehicle Dealer Buy-Back Agreement for that model year has not been entered into, the French Servicer shall either:

(i)
provide a certificate to the Transaction Agent and the FleetCo Security Agent, substantially in the form of Schedule 3 (Form of Designation Certificate) hereto, prior to the purchase of such Vehicles; or

(ii)
obtain a written acknowledgement from the relevant Vehicle Manufacturer or Vehicle Dealer which acknowledges that the terms of the relevant Vehicle Dealer Buy-Back Agreement and/or Vehicle Manufacturer Buy-Back Agreement for the previous model year (other than as related to the Commercial Terms) will continue to apply until a new relevant Vehicle Dealer Buy-Back Agreement and/or Vehicle Manufacturer Buy-Back Agreement is executed and provide a copy of such acknowledgement to the Transaction Agent and the FleetCo Security Agent.

1.2	OPERATION OF VEHICLE MANUFACTURER AGREEMENTS AND/OR VEHICLE DEALER AGREEMENTS
The French Servicer shall assist the French FleetCo in the management of the on‑going operation of the Vehicle Manufacturer Agreements and/or Vehicle Dealer Agreements, including, without limitation:

1.2.1	ORDERING VEHICLES
Giving administrative assistance to French FleetCo's in placing Vehicle orders pursuant to the terms of the Vehicle Manufacturer Agreements and/or Vehicle Dealer Agreements following receipt of a Vehicle Request Notice from the Lessee for a lease of such Vehicles under the French Master Lease Agreement, provided that the French Servicer shall ensure that, in relation to order purchasing, it acts in compliance with clause 4.2 (Purchase of Vehicles and agreement to lease) of the French Master Lease Agreement and, without prejudice to the other provisions of this Agreement, French FleetCo may grant any specific power of attorney to the French Servicer to execute on its behalf any Vehicle orders;

1.2.2	PICK‑UP OF VEHICLES
conducting any pre‑delivery inspection of Vehicles and arranging for transportation of Vehicles from Vehicle delivery locations specified in the Vehicle

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Manufacturer Agreements and/or Vehicle Dealer Agreements (or otherwise agreed with the Vehicle Manufacturer and/or Vehicle Dealer or other selling party, as applicable) to the order of the Lessee (at the cost of the Lessee, to the extent such cost is not included in the Capitalised Cost of such Vehicles);

1.2.3	PREPARATION OF VEHICLES PRIOR TO DELIVERY TO LESSEE
promptly following delivery of the Vehicles to French FleetCo, preparing each Vehicle to the extent required to be placed in service in the rental business of the Lessee;

1.2.4	RETURN OF VEHICLES
requiring the Lessee to return, in accordance with clause 30 (Return/Redelivery of Vehicles) of the French Master Lease Agreement, (a) in respect of Eligible Vehicles being sold to the Vehicle Manufacturer and/or Vehicle Dealer, each Programme Vehicle, and (b) each Non‑Programme Vehicle, in each case, together with all relevant Vehicle Documents to, in the case of (a), the relevant vehicle collection location specified in the relevant Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement or otherwise to a place requested by the Vehicle Manufacturer and/or Vehicle Dealer in accordance with the Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement and, where necessary, notify the Vehicle Manufacturer or Vehicle Dealer that the Vehicle is ready for inspection and, in the case of (b), to the destination provided for in paragraph 2.4.2 (Transportation of Vehicles) below;

1.2.5	PREPARATION OF ELIGIBLE VEHICLES PRIOR TO DELIVERY TO THE VEHICLE MANUFACTURERS AND VEHICLE DEALERS
where required under a Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement, and only to the extent that the Lessee does not do so under the French Master Lease Agreement, arranging for the refurbishment and repair of Eligible Vehicles prior to or (as the case may be) following the inspection of the Eligible Vehicles by the Vehicle Manufacturer and/or Vehicle Dealer (which cost shall be charged to the Lessee pursuant to clause 30.4 (Preparation of Programme Vehicles) of the French Master Lease Agreement);

1.2.6	VERIFICATION OF INSPECTION REPORT
verifying or (as the case may be) countersigning the inspection report in respect of the Eligible Vehicles in accordance with the terms of the Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement (including, without limitation, exercising on behalf of French FleetCo the right to dispute any items in the inspection report);

1.2.7	INVOICES
giving assistance in the despatch of invoices (duly drawn up on French FleetCo's letterhead) to the Vehicle Manufacturer and/or Vehicle Dealer in respect of

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Eligible Vehicles to be purchased by the relevant Vehicle Manufacturer and/or Vehicle Dealer and verifying the accuracy of invoices (and any invoice adjustments) in respect of Vehicles purchased by French FleetCo;

1.2.8	NOTIFICATIONS TO VEHICLE MANUFACTURERS/VEHICLE DEALERS
giving administrative assistance to French FleetCo in making any notifications to Vehicle Manufacturers or Vehicle Dealers required under the Vehicle Manufacturer Agreements and/or Vehicle Dealer Agreements including, without limitation, (a) any changes to forecasted delivery schedules (in accordance with Vehicle Schedules entered into with the Lessee), and (b) any defects to Vehicles discovered which are covered by a new vehicle warranty;

1.2.9	RECORDS/ACCESS
maintaining all Vehicle Documents and, where permitted under the Vehicle Purchasing Agreement, allowing the relevant Vehicle Manufacturer and/or Vehicle Dealer, or their agents access to such records; and

1.2.10	FILING CLAIMS
assisting French FleetCo in filing claims with the relevant Vehicle Manufacturer and/or Vehicle Dealer, or transporter on behalf of French FleetCo for damage in transit and other delivery claims related to the Vehicles (subject to the rights granted to the Lessee in accordance with clause 29.5 of the French Master Lease Agreement).

1.2.11	SUB-LEASE DOCUMENTATION
delivering, promptly upon written demand of the FleetCo Security Agent, a copy of the sub-lease documentation entered into pursuant to Clause 8 of the French Master Lease Agreement to the FleetCo Security Agent (with a copy to the Transaction Agent).

1.3	REGISTRATION OF VEHICLES AND PROTECTION OF OWNERSHIP

1.3.1	REGISTRATION OF VEHICLES
The French Servicer shall co‑operate with the Lessee, so that the latter can, pursuant to and in accordance with Clause 23.6 of the French Master Lease Agreement, procure for the registration of the Vehicles in the name of French FleetCo as the registered owner (titulaire de certificat d'immatriculation).

1.3.2	PUBLICATION OF THE FRENCH MASTER LEASE AGREEMENT
The French Servicer shall, on a monthly basis as from the date on which the first Vehicle is leased under the French Master Lease Agreement, pursuant to and in accordance with Clause 6.1.2 of the French Master Lease Agreement, publish with the competent commercial register (Greffe du Tribunal de commerce) a form

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encompassing relevant information extracted from the French Master Lease Agreement, together with the latest available Fleet Report delivered by the French Servicer for the benefit of French FleetCo (as owner of the relevant Vehicles) and against French OpCo (as Lessee of the relevant Vehicles).

1.3.3	PUBLICATION OF THE BUY-BACK AGREEMENTS

(a)
THE FRENCH SERVICER MAY, IN ORDER TO FACILITATE THE ENFORCEMENT OF RETENTION OF TITLE PROVISIONS, DECIDE AT ANY TIME TO PUBLISH ON A MONTHLY BASIS WITH THE COMPETENT COMMERCIAL REGISTER (GREFFE DU TRIBUNAL DE COMMERCE) A FORM ENCOMPASSING ALL RELEVANT INFORMATION EXTRACTED FROM ANY BUY-BACK AGREEMENT, TOGETHER WITH RELEVANT INFORMATION ABOUT THE VEHICLES REPURCHASED BY THE RELEVANT VEHICLE MANUFACTURER OR VEHICLE DEALER (AS THE CASE MAY BE) PURSUANT TO THE TERMS OF SUCH BUY-BACK AGREEMENT AND THE REPURCHASE PRICE OF WHICH REMAINS UNPAID ON THE DATE ON WHICH SUCH PUBLICATION IS MADE.

(b)
SHOULD THE FRENCH SERVICER DECIDE TO UNDERTAKE THE ABOVE PUBLICATION WITH RESPECT TO ANY VEHICLE MANUFACTURER OR VEHICLE DEALER, IT SHALL PROMPTLY INFORM THE FLEETCO SECURITY AGENT, AND PROVIDE THE LATTER WITH THE NAME OF THE RELEVANT VEHICLE MANUFACTURER OR VEHICLE DEALER, AS WELL AS THE DETAILS OF THE RELEVANT BUY BACK AGREEMENT.

1.3.4	PROTECTION OF OWNERSHIP
IN CASE OF INSOLVENCY PROCEEDINGS OPENED AGAINST ANY VEHICLE PROVIDER, THE FRENCH SERVICER SHALL UNDERTAKE ALL NECESSARY ACTIONS SO AS TO PRESERVE THE RIGHTS OF FRENCH FLEETCO UNDER THE BUY BACK AGREEMENTS.

2.	RETURN/DISPOSAL OF VEHICLES

2.1	DISPOSAL OF PROGRAMME VEHICLES
To the extent that the Lessee does not do so under the French Master Lease Agreement, the French Servicer shall assist French FleetCo in disposing of (including issuing instructions to the Lessee for the delivery of any Vehicle to the Vehicle Manufacturer and/or Vehicle Dealer) each Programme Vehicle on or promptly after redelivery of the Vehicle to the Lessor (or its order) by the Lessee under clause 30 (Return/Redelivery of Vehicles) of the French Master Lease Agreement.

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2.2	DISPOSAL OF NON-PROGRAMME VEHICLES
If a Non‑Programme Vehicle is returned by the Lessee under the French Master Lease Agreement, the French Servicer shall use commercially reasonable efforts, at its own expense, to assist FleetCo in selling each Non‑Programme Vehicle to a third party and maximising the sale price thereof (having regard to the then current wholesale or where the context requires, retail market value of such Non-Programme Vehicles) in accordance with clause 31.1 of the French Master Lease Agreement.

2.3	DISPOSALS FOLLOWING AN EVENT OF DEFAULT IN RESPECT OF THE FRENCH SERVICER
Following the occurrence of an Event of Default in relation to the French Servicer, the French Servicer shall immediately notify the Vehicle Dealers and Vehicle Manufacturers in writing that the obligations of French FleetCo under each Vehicle Purchasing Agreement to which French FleetCo is a party will be terminated and such termination shall be effective on the date of occurrence of such Event of Default. For the avoidance of doubt, French OpCo may continue to purchase Vehicles under the Vehicle Purchasing Agreement for its own account.

2.4	TRANSPORTATION OF VEHICLES

2.4.1
UPON RECEIPT OF A PROGRAMME VEHICLE FOR RETURN TO THE RELATED VEHICLE MANUFACTURER AND/OR VEHICLE DEALER, THE FRENCH SERVICER WILL ASSIST FLEETCO IN RETURNING SUCH PROGRAMME VEHICLE TO THE NEAREST RELATED MANUFACTURER OFFICIAL AUCTION SITE OR OTHER FACILITY DESIGNATED BY SUCH VEHICLE MANUFACTURER AND/OR VEHICLE DEALER IN ACCORDANCE WITH THE TERMS OF THE VEHICLE DEALER BUY-BACK AGREEMENT OR VEHICLE MANUFACTURER BUY-BACK AGREEMENT AT THE LESSEE'S EXPENSE AND OTHERWISE IN ACCORDANCE WITH THE REQUIREMENTS OF THE APPLICABLE VEHICLE DEALER BUY-BACK AGREEMENT OR VEHICLE MANUFACTURER BUY-BACK AGREEMENT (BY ASSISTING FRENCH FLEETCO IN THE SELECTION AND APPOINTMENT OF APPROPRIATE TRANSPORTERS).

2.4.2
IF A NON‑PROGRAMME VEHICLE IS TO BE SOLD TO A THIRD PARTY, THE FRENCH SERVICER SHALL, WHERE NECESSARY, ASSIST FRENCH FLEETCO IN DELIVERING THE NON‑PROGRAMME VEHICLE TO THE PURCHASER THEREOF (TOGETHER WITH ALL RELEVANT VEHICLE DOCUMENTS), OR, AS THE CASE MAY BE, RELEVANT AUCTION SITE OR OTHER SITE AT THE REQUEST OF SUCH THIRD PARTY AT THE LESSEE'S EXPENSE (BY ASSISTING FRENCH FLEETCO IN THE SELECTION AND APPOINTMENT OF APPROPRIATE TRANSPORTERS).

2.4.3	TO THE EXTENT THAT THE FRENCH SERVICER ASSISTS THE FRENCH FLEETCO IN THE RETENTION OF THE SERVICES OF THIRD PARTIES

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TO TRANSPORT VEHICLES BELONGING TO FRENCH FLEETCO AND PROVIDED THAT SUCH VEHICLES ARE TRANSPORTED IN CONNECTION WITH THE PROVISION OF THE SERVICES, THE FRENCH SERVICER SHALL PROMPTLY SEND OR CAUSE TO BE SENT TO EACH TRANSPORTER AT THE LATEST ON THE DATE ON WHICH THE FIRST AFOREMENTIONED VEHICLE IS TRANSPORTED BY SUCH TRANSPORTER, A NOTICE CONFIRMING THE OWNERSHIP OF THE VEHICLES BY FRENCH FLEETCO.

2.5	DISPOSAL PROCEEDS
If a Programme Vehicle or a Non‑Programme Vehicle is sold to a third party, the French Servicer shall direct that the funds paid for such Vehicle by the purchaser are deposited in the French FleetCo Bank Account as soon as possible and in any event not later than seven (7) Business Days after receipt thereof.

2.6	PROCEDURE FOR DISPOSALS

2.6.1
THE FRENCH SERVICER AGREES TO COMPLY WITH ALL REQUIREMENTS OF LAW AND (IN RESPECT OF A PROGRAMME VEHICLE) ALL REQUIREMENTS UNDER THE RELEVANT VEHICLE DEALER BUY-BACK AGREEMENT AND/OR VEHICLE MANUFACTURER BUY-BACK AGREEMENT WITH RESPECT TO EACH VEHICLE IN CONNECTION WITH THE TRANSFER OF OWNERSHIP BY FRENCH FLEETCO OF SUCH VEHICLE, INCLUDING, WITHOUT LIMITATION, THE VEHICLE DOCUMENTS AND, WHERE AVAILABLE, ANY WARRANTY/SERVICING BOOKLET.

2.6.2
THE FRENCH SERVICER SHALL NOT OPPOSE THE REPOSSESSION OR DISPOSAL OF THE VEHICLES BY THE FLEETCO SECURITY AGENT OR THE LIQUIDATION AGENT (OR ANY OF THEIR AGENTS OR AFFILIATES) FOLLOWING THE DELIVERY OF A MASTER LEASE TERMINATION NOTICE UNDER THE FRENCH MASTER LEASE AGREEMENT OR THE DELIVERY OF A SERVICER TERMINATION NOTICE UNDER THIS AGREEMENT.

2.7	LICENSEE/LESSEE BANKRUPTCY
In the event of a bankruptcy of a licensee or, as the case may be, lessee, the French Servicer (and party to the licence or, as applicable, sublease with such licensee or, as the case may be, lessee) shall immediately use its best efforts (dans le cadre d'une obligation de moyens) to recover any Vehicles subject of such sublease or licence in accordance with its usual recovery processes.

3.	ANY OTHER SERVICES
The French Servicer shall assist the French FleetCo in the carrying out of any other services necessary for the proper implementation of the French Master Lease Agreement, this Agreement and any other Transaction Document that are not otherwise set out in

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this Schedule 1, including, without limitation, conducting any calculations and the submission of any notices.

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PART B
ADMINISTRATIVE MANAGEMENT SERVICES

1.	INSURANCE

1.8
THE FRENCH SERVICER SHALL MONITOR COMPLIANCE BY THE LESSEE OF ITS OBLIGATIONS UNDER CLAUSE 23.5 (INSURANCE) OF THE FRENCH MASTER LEASE AGREEMENT. IF THE INSURANCE POLICIES ARE NOT MAINTAINED BY THE LESSEE, THE FRENCH SERVICER SHALL, IF REQUIRED TO DO SO BY FRENCH FLEETCO, ASSIST THE FRENCH FLEETCO IN MAKING OF ARRANGEMENTS IN RESPECT OF THE RELEVANT INSURANCE POLICY, AS CONTEMPLATED BY CLAUSE 23.5.1 OF THE FRENCH MASTER LEASE AGREEMENT.

1.9
UPON KNOWLEDGE OF THE OCCURRENCE OF AN EVENT GIVING RISE TO A CLAIM UNDER ANY OF THE INSURANCE POLICIES, THE FRENCH SERVICER SHALL ARRANGE FOR A CLAIM TO BE FILED ON FRENCH FLEETCO'S BEHALF WITH THE RELEVANT INSURANCE COMPANY OR UNDERWRITERS AND PROVIDE ASSISTANCE IN ATTEMPTING TO BRING THE CLAIM TO A SUCCESSFUL CONCLUSION.

1.10	THE FRENCH SERVICER SHALL ENSURE THAT THE INSURANCE POLICIES ARE RENEWED OR (AS THE CASE MAY BE) REPLACED IN A TIMELY MANNER IN ACCORDANCE WITH THE REQUIREMENTS OF THE RELEVANT INSURANCE POLICY.

2.	FINANCIAL ACCOUNTS AND AUDITORS
Preparation and basis of Accounts
The French Servicer shall give administrative and clerical assistance to the accountants and statutory auditors of French FleetCo in preparing a profit and loss account, balance sheet, French FleetCo's financial statements, directors' report and any other report or information in accordance with:

2.1.5	ANY REQUIREMENT OF LAW (INCLUDING, WITHOUT LIMITATION, IN ACCORDANCE WITH ANY TIME LIMITS THEREUNDER); AND

2.1.6	ON A CONSISTENT BASIS IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND PRACTICES IN FRANCE,
so as to show a true and fair view of the assets and liabilities and profit and loss of French FleetCo at the end of French FleetCo's financial year.

3.	TAX

3.1	FRENCH SERVICER TO PREPARE TAX RETURNS

3.1.1	THE FRENCH SERVICER SHALL, WHERE NECESSARY, ASSIST WITH THE PREPARATION OF ANY FRENCH TAX RETURNS REQUIRED TO BE

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FILED BY FRENCH FLEETCO AS REQUIRED BY ANY REQUIREMENT OF LAW, IN EACH CASE ON A PROMPT AND TIMELY BASIS AND SHALL, WHERE NECESSARY, FILE SUCH RETURNS AT LEAST 5 (FIVE) BUSINESS DAYS BEFORE SUCH RETURNS ARE DUE TO BE FILED UNDER APPLICABLE REQUIREMENT OF LAW.

3.1.2
THE FRENCH SERVICER SHALL, WHERE NECESSARY, PROVIDE FRENCH FLEETCO WITH ADMINISTRATIVE ASSISTANCE IN RELATION TO COMPLIANCE BY FRENCH FLEETCO WITH RELEVANT TAX LEGISLATION (INCLUDING, WITHOUT LIMITATION, ASSISTANCE IN RELATION TO THE PAYMENT BY FRENCH FLEETCO OF APPLICABLE TAXES).

3.2	FRENCH FLEETCO TO FURNISH INFORMATION
French FleetCo shall furnish the French Servicer with all such information as the French Servicer may reasonably require to enable it to perform its obligations under this Paragraph 3.

3.3	ECOLOGICAL SUBSIDIES AND TAXES
The French Servicer shall assist the French FleetCo in claiming with the French Tax Authority or any appropriate State agency for any ecological subsidies (bonus écologique) payable to the French FleetCo in relation to all new Vehicles purchased by the French FleetCo and ensuring the payment to the French Tax Authority or any appropriate State agency of any ecological taxes (malus écologique) payable by the French FleetCo in relation to all new Vehicles purchased by the French FleetCo and in both cases in carrying out all formalities for such purpose within the time period provided for under any Applicable Law.

4.	VAT MANAGEMENT
The French Servicer shall, where necessary, provide French FleetCo with such administrative assistance as is necessary for French FleetCo to comply with relevant French VAT legislation (including, without limitation, assistance in relation to the preparation and filing of French VAT returns, VAT refunds (including any documents required to be prepared and filed in respect of the monthly VAT refund procedure and the issue of VAT invoices and credit notes for VAT purposes).

5.	MAINTENANCE OF LICENCES, CONSENTS AND FINES

5.1	FRENCH SERVICER TO PREPARE AND SUBMIT APPLICATIONS
The French Servicer will assist FleetCo in preparing and submitting on behalf of French FleetCo all necessary applications and requests for any approval, authorisation, consent or licence required under any Requirement of Law, in each case on a prompt and timely basis to enable French FleetCo to perform its obligations under the Relevant Transaction Documents and conduct its business.

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5.2	SERVICER TO NOTIFY LITIGATION
Upon becoming aware of the same, the French Servicer shall promptly notify French FleetCo, the Transaction Agent and the FleetCo Security Agent of any litigation instituted or threatened against French FleetCo in which it is alleged that French FleetCo has breached the terms of any applicable law or regulation and, if adversely determined, would be reasonably likely to have a Material Adverse Effect.

5.3	LIAISON WITH COMPETENT AUTHORITIES
The French Servicer shall, if and when necessary, assist French FleetCo in its liaisons with all competent authorities and governmental bodies and provide the legal representative of French FleetCo with all necessary advice and information in that respect.
In respect of the violation by any user of any Vehicles of the provisions of the French road code (Code de la Route) referred to in Articles L.121-2 and L. 121-3 of such code, the French Servicer shall, upon receipt or being aware of the relevant fine or administrative sanction, liaise with the Lessee (or the relevant Vehicle Provider) so as to ensure that the competent administrative or judicial authorities are fully informed that the relevant Vehicle is a leased vehicle or has been sold, and of the details of the relevant user.

6.	FRENCH MASTER LEASE AGREEMENT

6.1	GENERAL
The French Servicer shall assist French FleetCo in performing the following services in accordance with the terms of the French Master Lease Agreement to which French FleetCo is a party:

6.1.3	ASSIST FRENCH FLEETCO IN ARRANGING FOR THE COMPLETION, SIGNATURE AND DELIVERY OF VEHICLE SCHEDULES TO THE LESSEE IN ACCORDANCE WITH THE TERMS OF THE FRENCH MASTER LEASE AGREEMENT;

6.1.4	ARRANGE FOR ANY PAYMENTS REQUIRED TO BE MADE BY FRENCH FLEETCO;

6.1.5
ARRANGE FOR THE ORDERING, CANCELLING AMENDING AND PURCHASING OF VEHICLES FOR FRENCH FLEETCO IN ACCORDANCE WITH THE VEHICLE REQUEST NOTICE RECEIVED BY THE LESSOR AND THE TERMS OF CLAUSES 4.2 (PURCHASE OF VEHICLES AND AGREEMENT TO LEASE) AND 4.3 (AMENDMENT AND CANCELLATION OF VEHICLE REQUEST NOTICES) OF THE FRENCH MASTER LEASE AGREEMENT;

6.1.6	ARRANGE FOR THE TRANSFER OF TITLE OF A VEHICLE WHERE REQUIRED BY AND IN ACCORDANCE WITH THE TERMS OF CLAUSE

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14 (CASUALTIES AND NON-ELIGIBLE VEHICLES) OF THE FRENCH MASTER LEASE AGREEMENT; AND

6.1.7
CALCULATE PAYMENTS OWED TO FRENCH FLEETCO BY THE LESSEE (INCLUDING, WITHOUT LIMITATION, THE RENT, CASUALTY PAYMENTS AND ANY REDESIGNATION AMOUNTS) UNDER THE TERMS OF THE FRENCH MASTER LEASE AGREEMENT AND UNDER SCHEDULE 1.

6.2	REDESIGNATION
The French Servicer shall determine the relevant Redesignation Event pursuant to clause 25 of the French Master Lease Agreement and effect the redesignation of Vehicles as Eligible Vehicles or Non-Eligible Vehicles from time to time to enable the Servicer and Central Servicer to prepare an updated FleetCo Cash Management and Lease Report, in each case, in accordance with clause 27 (Redesignation Mechanics) of the French Master Lease Agreement.

6.3	FRENCH SERVICER TO MAKE DETERMINATIONS AND CALCULATIONS OF PAYMENTS UNDER THE FRENCH MASTER LEASE AGREEMENT
The French Servicer shall calculate in accordance with clause 19.1 (Calculations) of the French Master Lease Agreement all amounts of Rent, Redesignation Amounts, all Casualty Payments, Programme Vehicle Special Default Payments, Early Termination Payments and any other amounts payable by the Lessee under the French Master Lease Agreement, and shall, no later than the Lease Determination Date immediately prior to the Lease Payment Date upon which such payment is due or, where a payment is due on a date other than a Lease Payment Date, the Business Day preceding such date, provide a copy of such calculations to French FleetCo, the Central Servicer and the FleetCo Security Agent for its records.

7.	ARRANGING PAYMENTS AND PERFORMANCE
THE FRENCH SERVICER WILL ASSIST FRENCH FLEETCO IN PERFORMING ITS PAYMENT AND OTHER ADMINISTRATIVE OBLIGATIONS (INCLUDING THE SENDING OF ANY NOTICES) UNDER THE RELEVANT TRANSACTION DOCUMENTS AND THE VEHICLE PURCHASING AGREEMENTS TO WHICH IT IS A PARTY IN A TIMELY MANNER IN ACCORDANCE WITH THE RELEVANT TIME LIMITS SPECIFIED IN SUCH DOCUMENTS AND IN ACCORDANCE WITH THE RELEVANT PROVISIONS OF SUCH DOCUMENTS.

8.	GENERAL
The French Servicer shall not take any action or do anything that could result in it being considered a de facto director of French FleetCo.

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PART C
CASH MANAGEMENT, RECORDS AND INFORMATION REPORTING

1.	ESTABLISHMENT OF ACCOUNTS

1.2
THE FRENCH SERVICER SHALL ASSIST FRENCH FLEETCO IN ESTABLISHING THE FRENCH FLEETCO BANK ACCOUNT WITH THE FRENCH FLEETCO ACCOUNT BANK WHICH SHALL NOT COMMINGLE WITH ANY OTHER MONIES OR ACCOUNTS WHATSOEVER OTHER THAN THOSE OF FRENCH FLEETCO (EXCLUDING EXCLUDED PAYMENTS).

1.3
THE FRENCH SERVICER SHALL ENSURE THAT THE MANDATES RELATING TO THE FRENCH FLEETCO BANK ACCOUNTS OPENED ON OR PRIOR TO THE SIGNING DATE HAVE BEEN DELIVERED TO AND ACCEPTED BY THE FRENCH FLEETCO ACCOUNT BANK AND THE FRENCH FLEETCO ACCOUNT BANK OPERATOR.

1.4
THE FRENCH SERVICER HEREBY ACKNOWLEDGES THAT EACH FRENCH FLEETCO BANK ACCOUNT IS SUBJECT TO AN FRENCH LAW PLEDGE THEREON AND THAT, NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THIS AGREEMENT, IT SHALL NOT TAKE ANY ACTION WHICH MAY BE CONTRARY TO, OR RESULT IN FRENCH FLEETCO BEING IN BREACH OF ANY OF ITS OBLIGATIONS OR WARRANTIES UNDER, THE RELEVANT FLEETCO FRENCH SECURITY DOCUMENT.

2.	OPERATION OF LEDGERS

2.4	FRENCH FLEETCO TRANSACTION ACCOUNT

2.4.8
THE FRENCH SERVICER SHALL ENSURE THAT IT MAINTAINS LEDGERS (IN COMPUTER READABLE FORM) FOR THE PROPER MANAGEMENT OF FUNDS (THE "LEDGERS") INCLUDING, WITHOUT LIMITATION, LEDGERS RELATING TO FRENCH FLEETCO IN RESPECT OF:

(a)
RENT AND OTHER AMOUNTS PAID TO FRENCH FLEETCO UNDER THE FRENCH MASTER LEASE AGREEMENT (INCLUDING AS DISTINCT LINE ITEMS, PRE‑PAID RENT IN ACCORDANCE WITH CLAUSE 18 (PREPAYMENTS) OF THE FRENCH MASTER LEASE AGREEMENT, CASUALTY PAYMENTS RECEIVED FROM LESSEE IN ACCORDANCE WITH CLAUSE 14.1 (NOTIFICATION BY LESSEE AND CASUALTY PAYMENT) OF THE FRENCH MASTER LEASE AGREEMENT, REDESIGNATION AMOUNTS RECEIVED FROM LESSEE IN ACCORDANCE WITH CLAUSE 26 (REDESIGNATION EVENTS) OF THE FRENCH MASTER LEASE AGREEMENT, EARLY TERMINATION PAYMENTS RECEIVED FROM LESSEE AND PROGRAMME VEHICLE SPECIAL DEFAULT PAYMENTS RECEIVED FROM LESSEE IN ACCORDANCE WITH CLAUSE 15 (PROGRAMME VEHICLE SPECIAL DEFAULT PAYMENTS) OF THE FRENCH

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MASTER LEASE AGREEMENT), IN EACH CASE DURING THE PERIOD STARTING ON (AND INCLUDING) THE PREVIOUS LEASE DETERMINATION DATE AND ENDING ON BUT EXCLUDING) THE IMMEDIATELY FOLLOWING LEASE DETERMINATION DATE;

(b)
ELIGIBLE RECEIVABLES AND DISPOSAL PROCEEDS IN RESPECT OF VEHICLES TURNED‑BACK OR SOLD (ON A VEHICLE BY VEHICLE AND VEHICLE MANUFACTURER AND/OR VEHICLE DEALER BY VEHICLE MANUFACTURER AND/OR VEHICLE DEALER BASIS);

(c)	INTEREST (IF ANY) RECEIVED ON ANY BALANCE STANDING FROM TIME TO TIME TO THE CREDIT OF ITS FRENCH FLEETCO BANK ACCOUNT CREDITED DURING THE PRECEDING CALENDAR MONTH;

(d)	THE VAT CHARGED OR TO BE CHARGED BY FRENCH FLEETCO ON SUPPLIES OF GOODS OR SERVICES TREATED FOR FRENCH VAT PURPOSES AS MADE BY FRENCH FLEETCO IN THE RELEVANT MONTH (THE "MONTHLY OUTPUT VAT LEDGER");

(e)	THE VAT PAID OR TO BE PAID BY FRENCH FLEETCO ON SUPPLIES OF GOODS OR SERVICES TREATED FOR FRENCH VAT PURPOSES AS MADE TO FRENCH FLEETCO IN THE RELEVANT MONTH (THE "MONTHLY INPUT VAT LEDGER");

(f)	THE PRINCIPAL AMOUNT OF ALL FLEETCO ADVANCES;

(g)	MONIES STANDING TO THE CREDIT OF THE FRENCH FLEETCO TRANSACTION ACCOUNT WHICH CONSTITUTE EXCLUDED PAYMENTS;

(h)	THE MONTHLY TARGET CORPORATE PROFIT AMOUNT IN RESPECT OF THE FRENCH VEHICLE FLEET;

(i)	AMOUNTS RECEIVED FROM THE LESSEE AS A PREPAYMENT OF VARIABLE RENT WHICH REPRESENT CHARGE COSTS IN RESPECT OF A PARTICULAR VEHICLE;

(j)	AMOUNTS FOR WHICH A PROVISION IS MADE ON A SETTLEMENT DATE IN ACCORDANCE WITH ITEM (B), PART A, PART 5, SCHEDULE 3 OF THE FRAMEWORK AGREEMENT (THE "PROVISIONED ITEMS LEDGER");

(k)	AMOUNTS WHICH ARE EXCLUDED PAYMENTS AND ARE DISTRIBUTED IN ACCORDANCE WITH PARAGRAPH 8, PART C, SCHEDULE 1 OF THIS AGREEMENT (THE "EXCLUDED PAYMENTS LEDGER").

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2.4.9	THE FRENCH SERVICER SHALL ENSURE THAT ALL LEDGERS ARE UPDATED ON A REGULAR BASIS.

2.5	CHARGE COSTS LEDGER

2.5.1	THE FRENCH SERVICER SHALL MAINTAIN A SEPARATE LEDGER FOR CHARGE COSTS IN THE FRENCH FLEETCO TRANSACTION ACCOUNT.

2.5.2
THE FRENCH SERVICER SHALL ENSURE THAT UPON RECEIPT OF A PREPAYMENT (OR PORTION) OF VARIABLE RENT FROM THE LESSEE WHICH IS TO BE USED TO SATISFY FRENCH FLEETCO'S OBLIGATION TO PAY CHARGE COSTS IN RESPECT OF A PARTICULAR VEHICLE, THE FRENCH SERVICER SHALL CREDIT SUCH AMOUNT TO THE CHARGE COSTS LEDGER IN THE FRENCH FLEETCO TRANSACTION ACCOUNT.

2.5.3
THE FRENCH SERVICER SHALL NOT WITHDRAW ANY AMOUNT FROM THE CHARGE COSTS LEDGER EXCEPT FOR THE SOLE PURPOSE OF PAYING THE VEHICLE MANUFACTURERS AND/OR VEHICLE DEALERS IN ACCORDANCE WITH THE RELEVANT SUPPLEMENTAL AGREEMENT TO THE VEHICLE PURCHASING AGREEMENTS.

2.5.4
UPON THE DATE UPON WHICH ANY CHARGE COSTS IN RESPECT OF A PARTICULAR VEHICLE ARE DUE TO BE PAID TO THE RELEVANT VEHICLE MANUFACTURER OR VEHICLE DEALER, THE FRENCH SERVICER SHALL DEBIT THE RESPECTIVE CHARGE COSTS FROM THE CHARGE COSTS LEDGER OF THE FRENCH FLEETCO TRANSACTION ACCOUNT, PROVIDED THAT SUCH AMOUNTS HAVE PREVIOUSLY BEEN RECEIVED FROM THE LESSEE AND CREDITED TO THIS LEDGER.

2.6	FRENCH FLEETCO RESERVE ACCOUNT
The French Servicer shall operate the French FleetCo Reserve Account (if any) and create and maintain any necessary ledgers to evidence deposits and withdrawals of funds from this account.

3.	CHANGE OF ACCOUNT BANK

3.1	CHANGE OF ACCOUNT BANK
If, in accordance with the terms of the French Account Bank Agreement, (a) the French Servicer or French FleetCo wishes to terminate the appointment of the French FleetCo Account Bank and/or the French FleetCo Account Bank Operator, or (b) the French FleetCo Account Bank at which the French FleetCo Bank Accounts are held and/or the French FleetCo Account Bank Operator tenders its resignation in accordance with the terms of clause 12.3 (Resignation of French FleetCo Account Bank or French FleetCo Account Bank Operator) of the French Account Bank Agreement, the French Servicer shall ensure that:

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(i)
in the case of paragraph 3.1.1(a) French FleetCo obtains the prior written consent of the FleetCo Security Agent to effect such termination (such consent not to be unreasonably delayed or withheld by the FleetCo Security Agent), and, following the receipt of such consent, provides written notice of such termination to the relevant French FleetCo Account Bank and French FleetCo Account Bank Operator not less than 30 (thirty) days prior to the proposed date of such termination;

(ii)
French FleetCo appoints a successor to the relevant French FleetCo Account Bank in accordance with clause 12.7 (Successor French FleetCo Account Bank and French FleetCo Account Bank Operator) of the French FleetCo Account Bank Agreement; and

(iii)	French FleetCo transfers the French FleetCo Bank Accounts to a successor Account Bank.

3.2	FRENCH SERVICER ACTION ON TRANSFER OF FRENCH FLEETCO BANK ACCOUNTS
Simultaneously with the transfer of the French FleetCo Bank Accounts to a new account bank:

3.2.1
THE FRENCH SERVICER SHALL ASSIST FRENCH FLEETCO IN SECURING SUCH NEW FRENCH FLEETCO BANK ACCOUNTS IN THE SAME MANNER AS THE ORIGINAL FRENCH FLEETCO BANK ACCOUNTS WERE SECURED UNDER THE FLEETCO SECURITY DOCUMENTS AND FRENCH FLEETCO SHALL EXECUTE SUCH DOCUMENTS AND GIVE SUCH NOTICES AS MAY BE REQUIRED BY THE FLEETCO SECURITY AGENT FOR THAT PURPOSE; AND

3.2.2	THE PROVISIONS OF THIS AGREEMENT RELATING TO THE FRENCH FLEETCO BANK ACCOUNTS SHALL CONTINUE TO APPLY TO THE NEW FRENCH FLEETCO BANK ACCOUNTS.

4.	OPERATION OF FRENCH FLEETCO TRANSACTION ACCOUNT

4.4	FLEETCO FUNDS
The French Servicer shall arrange that all amounts payable to the French FleetCo (save for any amounts required to be credited to the French FleetCo Reserve Account in accordance with paragraph 2.3, Part C, Schedule 1 of this Agreement) shall be paid directly into the French FleetCo Transaction Account. Upon the French Servicer becoming aware that any of such amounts is inadvertently deposited into any of the French Servicer's bank accounts, such amount shall be transferred to the French FleetCo Transaction Account by the French Servicer within 2 (two) Business Days.

4.5	FLEETCO PAYMENT DATE PAYMENTS
On each FleetCo Payment Date, the French Servicer shall, under the control of French FleetCo, direct that funds standing to the credit of the French FleetCo Transaction

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Account will be applied towards the satisfaction of amounts due and payable by French FleetCo under the Relevant Transaction Document in accordance with the relevant FleetCo Priority of Payments and, without prejudice to the other provisions of this Agreement, French FleetCo may grant to the French Servicer any specific power of attorney for such purpose.

4.6	PROVISIONED PAYMENTS
The French Servicer may, under the control of French FleetCo, on any Business Day, withdraw any amounts credited by way of a provision on a previous Settlement Date to the provisioned items ledger of the French FleetCo Transaction Account and apply such amounts, inter alia, towards the following payments:

4.6.1
TOWARDS PAYMENT OF ANY AMOUNTS THAT ARE DUE AND PAYABLE TO THE RELEVANT TRANSACTION PARTY AND AS SET OUT AS AMOUNTS DUE AND PAYABLE BY FRENCH FLEETCO IN ACCORDANCE WITH THE RELEVANT FLEETCO PRIORITY OF PAYMENTS (OTHER THAN AMOUNTS LISTED IN PARAGRAPHS 4.3.2, 4.3.3 AND 4.3.4 BELOW), OTHERWISE THAN ON THE NEXT FLEETCO PAYMENT DATE, IN ACCORDANCE WITH THE PROVISIONS OF THE RELEVANT TRANSACTION DOCUMENTS;

4.6.2	TOWARDS PAYMENT OF ANY ACCRUED AND UNPAID TAXES (AND VAT) IMPOSED UPON FRENCH FLEETCO BY ANY APPLICABLE TAX AUTHORITY;

4.6.3	TOWARDS PAYMENT OF THE PURCHASE PRICE IN RELATION TO THE PURCHASE OF VEHICLES BY FRENCH FLEETCO PURSUANT TO ANY VEHICLE MANUFACTURER AGREEMENT OR VEHICLE DEALER AGREEMENT;

4.6.4
TOWARDS PAYMENT OF ANY EXCESS MILEAGE CHARGES, EXCESS DAMAGE CHARGES AND ANY OTHER AMOUNTS DUE AND PAYABLE TO ANY VEHICLE MANUFACTURER AND/OR VEHICLE DEALER IN RESPECT OF ANY VEHICLE TO THE EXTENT THAT THE SAME ARE NOT DEDUCTED FROM THE RELEVANT REPURCHASE PRICE PAYABLE BY SUCH VEHICLE MANUFACTURER AND/OR VEHICLE DEALER IN RESPECT OF SUCH VEHICLE,

provided that upon the delivery of a FleetCo Enforcement Notice to French FleetCo pursuant to the terms of the Relevant Transaction Document, the French Servicer shall not withdraw any such amounts from the French FleetCo Transaction Account.

4.6.5
THE FRENCH SERVICER MAY, UNDER THE CONTROL OF FRENCH FLEETCO, WITHDRAW ANY AMOUNTS FROM THE FRENCH FLEETCO TRANSACTION ACCOUNT NOT PREVIOUSLY PROVIDED FOR ON THE PROVISIONED ITEMS LEDGER OF SUCH ACCOUNT AND NOT PAYABLE ON A SETTLEMENT DATE TOWARDS (I) PAYMENT OF THE PURCHASE PRICE IN RELATION TO THE PURCHASE OF VEHICLES BY

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FRENCH FLEETCO PURSUANT TO ANY VEHICLE MANUFACTURER AGREEMENT OR VEHICLE DEALER AGREEMENT, PROVIDED THAT FRENCH FLEETCO HAS PREVIOUSLY RECEIVED A FLEETCO ADVANCE UNDER THE FLEETCO FRENCH FACILITY AGREEMENT TO FUND SUCH PAYMENT, AND (II) THE REPAYMENT OF ANY FLEETCO ADVANCES. WITHOUT PREJUDICE TO THE OTHER PROVISIONS OF THIS AGREEMENT, FRENCH FLEETCO MAY GRANT TO THE FRENCH SERVICER ANY SPECIFIC POWER OF ATTORNEY FOR SUCH PURPOSE.

4.7	RECONCILIATIONS
On the last Business Day of each month, the French Servicer shall carry out a reconciliation of the balances of each French FleetCo Bank Account against its record of the directions given by it to the French FleetCo Account Bank and the French FleetCo Account Bank Operator pursuant to this Agreement and shall promptly contact the French FleetCo Account Bank and the French FleetCo Account Bank Operator in order to resolve any discrepancy which it identified.

5.	CALCULATIONS AND REPORTS

5.4	CALCULATIONS

5.4.1	THE FRENCH SERVICER SHALL, ON BEHALF OF FRENCH FLEETCO, MAKE ALL THE CALCULATIONS ON A TIMELY BASIS WITH RESPECT TO:

(a)	ANY FEES AND AMOUNTS IN RESPECT OF FRENCH FLEETCO'S PARTICIPATION IN THE TRANSACTION (INCLUDING ALL AMOUNTS DUE UNDER THE FLEETCO FRENCH FACILITY AGREEMENT AND OTHER RELEVANT TRANSACTION DOCUMENTS);

(b)	ENSURING THAT THE FLEETCO ADVANCES MADE TO THE FRENCH FLEETCO IN RESPECT OF ITS FRENCH VEHICLE FLEET DO NOT EXCEED THE COUNTRY ASSET VALUE TEST; AND

(c)
THE AMOUNT PROPOSED TO BE DRAWN BY FRENCH FLEETCO UNDER THE FLEETCO FRENCH FACILITY AGREEMENT, THE FLEETCO ADVANCE DRAWDOWN DATE, THE FLEETCO ADVANCE REPAYMENT DATE AND THE FLEETCO PROPOSED REPAYMENT SCHEDULE FOR EACH FLEETCO ADVANCE.

5.4.2	THE FRENCH SERVICER SHALL CALCULATE THE FLEETCO AVAILABLE FUNDS IN RESPECT OF FRENCH FLEETCO ON EACH REPORTING DATE.

5.4.3	THE FRENCH SERVICER SHALL NOTIFY THE TRANSACTION AGENT, THE FLEETCO SECURITY AGENT, THE ISSUER SECURITY TRUSTEE, THE ISSUER CASH MANAGER AND THE CENTRAL SERVICER IN

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WRITING BEFORE 5PM (GMT) ON EACH REPORTING DATE IN THE EVENT OF A FLEETCO AF SHORTFALL OF THE FRENCH FLEETCO IN RESPECT OF ITS FRENCH VEHICLE FLEET.

5.4.4	THE FRENCH SERVICER SHALL NOTIFY THE CENTRAL SERVICER OF ANY PREPAYMENT OR REPAYMENT OF ANY FLEETCO ADVANCE.

5.5	REPORTS

5.5.6
THE FRENCH SERVICER SHALL CO-ORDINATE WITH THE CENTRAL SERVICER AND PROVIDE TO THE CENTRAL SERVICER THE RELEVANT INFORMATION REQUIRED UNDER THE MONTHLY SERVICER REPORT AND INTRA-MONTH CENTRAL SERVICER REPORT THAT THE CENTRAL SERVICER IS REQUIRED TO PRODUCE UNDER CLAUSE 15 OF THE FRAMEWORK AGREEMENT.

5.5.7
THE FRENCH SERVICER SHALL, AS FROM THE DATE ON WHICH THE FIRST VEHICLE IS LEASED UNDER THE FRENCH MASTER LEASE AGREEMENT, PROVIDE FRENCH FLEETCO, THE TRANSACTION AGENT, THE LIQUIDATION AGENT AND THE FLEETCO SECURITY AGENT WITH THE FLEET REPORT AND THE FLEETCO CASH MANAGEMENT AND LEASE REPORT ON EACH REPORTING DATE.

5.5.8	THE FRENCH SERVICER WILL ALSO PROVIDE TO THE CENTRAL SERVICER ANY OTHER INFORMATION REQUIRED BY THE CENTRAL SERVICER TO COMPLY WITH ITS OBLIGATIONS UNDER THE FRAMEWORK AGREEMENT.

5.6	COMPLIANCE CERTIFICATE
As from the date on which the first Vehicle is leased under the French Master Lease Agreement, the French Servicer shall prepare the French FleetCo Compliance Certificate and deliver it to the Transaction Agent, the FleetCo Security Agent, the Issuer, the Issuer Security Trustee and the Issuer Cash Manager on each Reporting Date or Intra-Month Reporting Date, as applicable.

6.	CONCENTRATION LIMITS

6.1	THE FRENCH SERVICER SHALL ENSURE THAT THE FRENCH FLEETCO SHALL:

6.1.5	NOT TAKE ANY ACTION WHICH MIGHT REASONABLY BE EXPECTED TO CAUSE ANY OF THE CONCENTRATION LIMITS TO BE EXCEEDED;

6.1.6
TO THE EXTENT ANY OF THE CONCENTRATION LIMITS IS EXCEEDED AT ANY TIME, TAKE ALL REASONABLE ACTIONS TO ENSURE THAT SUCH CONCENTRATION LIMIT CEASES TO BE EXCEEDED AS SOON AS PRACTICALLY FEASIBLE OR THAT THE VEHICLES WHICH RESULT IN THE CONCENTRATION LIMITS BEING EXCEEDED ARE FINANCED BY ALTERNATIVE SOURCES, PROVIDED THAT SUCH FINANCING IS

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PERMITTED UNDER THE TERMS OF THE TRANSACTION DOCUMENTS; AND

6.2
THE FRENCH SERVICER SHALL PROVIDE INFORMATION ABOUT THE CONSTITUTION OF THE VEHICLE FLEET TO THE CENTRAL SERVICER AND LIAISE WITH THE CENTRAL SERVICER TO ALLOW THE LATTER TO DETERMINE WHETHER THE CONCENTRATION LIMITS ARE/WILL BE EXCEEDED.

7.	RECORDS

7.1	MAINTENANCE OF VEHICLE DOCUMENTS
The French Servicer shall:

7.1.1
KEEP OR PROCURE THAT THE VEHICLE DOCUMENTS ARE KEPT IN SAFE CUSTODY EITHER ON ITS PREMISES OR WITH THIRD PARTIES WHO PROVIDE THE SERVICE OF KEEPING CUSTODY OF SUCH VEHICLE DOCUMENTS, PROVIDED THAT, IN THE LATTER CASE, THE FRENCH SERVICER SHALL DIRECT THAT ANY SUCH THIRD PARTIES ALLOW FRENCH FLEETCO, THE FLEETCO SECURITY AGENT AND THE RELEVANT VEHICLE MANUFACTURERS, VEHICLE DEALERS OR THEIR AGENTS ACCESS THE VEHICLE DOCUMENTS IN ACCORDANCE WITH PARAGRAPH 1.2.9 OF PART A OF THIS SCHEDULE 1;

7.1.2
MAINTAIN AN UP‑TO‑DATE RECORD OF CUSTODIANS OF VEHICLE DOCUMENTS AND INFORM FRENCH FLEETCO, THE TRANSACTION AGENT, THE LIQUIDATION AGENT AND THE FLEETCO SECURITY AGENT OF THE LOCATION OR LOCATIONS AT WHICH THE VEHICLE DOCUMENTS ARE KEPT (INCLUDING IN CIRCUMSTANCES WHERE CUSTODY IS RETAINED BY A SUB‑CONTRACTOR) AND PROMPTLY NOTIFY FRENCH FLEETCO AND THE FLEETCO SECURITY AGENT OF ANY CHANGES TO SUCH LOCATION EFFECTED FROM TIME TO TIME; AND

7.1.3
ENSURE THAT THE VEHICLE DOCUMENTS ARE KEPT IN SUCH MANNER AS TO ENSURE EACH IS UNIQUELY IDENTIFIABLE AND DISTINGUISHABLE, BY A REFERENCE NUMBER, FROM THE RECORDS AND OTHER DOCUMENTS WHICH RELATE TO OTHER AGREEMENTS WHICH ARE HELD BY OR ON BEHALF OF THE FRENCH SERVICER.

7.2	ACCESS TO RECORDS
The French Servicer shall, subject to any Requirement of Law, permit French FleetCo and the FleetCo Security Agent and any other person reasonably nominated by French FleetCo and the FleetCo Security Agent at any time during normal business hours upon reasonable notice to have access to, and take copies of, the Vehicle Documents and the

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Servicer Records. Such right of access may not be exercise more than once in any one year, unless a FleetCo Event of Default has occurred and is continuing.

7.3	RECORDS OF PAYMENTS AND CORRESPONDENCE
The French Servicer shall keep and maintain in Computer Readable Form a daily record:

7.3.9
ON A VEHICLE BY VEHICLE BASIS, OF THE AMOUNTS PAID BY AND TO EACH VEHICLE MANUFACTURER AND/OR VEHICLE DEALER, ANY AMOUNT DUE BY OR TO A VEHICLE MANUFACTURER AND/OR VEHICLE DEALER AND THE BALANCE FROM TIME TO TIME OUTSTANDING ON A VEHICLE MANUFACTURER'S AND/OR VEHICLE DEALER'S ACCOUNT;

7.3.10	OF ALL CORRESPONDENCE WITH VEHICLE MANUFACTURERS AND VEHICLE DEALERS;

7.3.11	OF THE AMOUNTS WHICH ARE RECORDED AS A CREDIT ENTRY OR AS A DEBIT ENTRY IN THE LEDGERS AND EACH FRENCH FLEETCO BANK ACCOUNT;

7.3.12	OF THE PURPOSE FOR WHICH ANY AMOUNTS ARE RECORDED AS A CREDIT ENTRY OR AS A DEBIT ENTRY IN THE LEDGERS AND EACH FRENCH FLEETCO BANK ACCOUNT;
all in a manner which is consistent with the Relevant Transaction Documents to which French FleetCo is a party and as may be necessary to enable the French Servicer to perform its obligations under this Agreement and for all French Tax and VAT purposes.

8.	EXCLUDED PAYMENTS
Any Excluded Payments standing to the credit of the Excluded Payments ledger of the French FleetCo Transaction Account shall be remitted by the French Servicer, upon the French Servicer becoming aware of the same, to the person who is entitled to such funds. In particular this may include, inter alia, any amounts paid into the French FleetCo Transaction Account:

8.1	which constitute any rebates, credit or similar incentive for the purchase of Vehicles and such amounts shall be paid to French OpCo in accordance with clause 39 of the French Master Lease Agreement;

8.2	in reimbursement for repair work performed on such Vehicle by the Lessee (at its own cost), where such work is covered by warranty and such amounts shall be paid to the Lessee;

8.3
in relation to insurance proceeds paid in respect of a Vehicle which has been purchased by the Lessee from the Lessor (including, without limitation, a Casualty) and such amounts shall be paid to the Lessee;

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8.4	in respect of a Vehicle which is owned by French OpCo, and such amounts shall be paid to French OpCo; and

8.6	in error to French FleetCo and to which French FleetCo is not contractually entitled, to the person who is so entitled to such funds.

9.	FLEETCO ADVANCE DRAWDOWN NOTICES/NO DRAWING CONFIRMATION

9.1.13
THE FRENCH SERVICER SHALL, AS FROM THE DATE ON WHICH THE FIRST VEHICLE IS LEASED UNDER THE FRENCH MASTER LEASE AGREEMENT, DELIVER ON EACH REPORTING DATE OR INTRA-MONTH REPORTING DATE, AS APPLICABLE, A DRAFT BUT COMPLETED FLEETCO ADVANCE DRAWDOWN NOTICE ON BEHALF OF FRENCH FLEETCO TO THE CENTRAL SERVICER (WHO IS ACTING AS THE AGENT OF THE ISSUER) (WITH A COPY BEING SENT TO THE TRANSACTION AGENT, THE ISSUER SECURITY TRUSTEE, THE FLEETCO SECURITY AGENT AND THE ISSUER CASH MANAGER).

9.1.14
IN THE EVENT THAT FRENCH FLEETCO IS NOT REQUESTING ANY FUNDING UNDER THE FLEETCO FRENCH FACILITY AGREEMENT WHEN FRENCH FLEETCO AND/OR ITALIAN FLEETCO ARE REQUESTING FUNDING UNDER THE FLEETCO GERMAN FACILITY AGREEMENT AND/OR FLEETCO ITALIAN FACILITY AGREEMENT, RESPECTIVELY, THE FRENCH SERVICER SHALL, AS FROM THE DATE ON WHICH THE FIRST VEHICLE IS LEASED UNDER THE FRENCH MASTER LEASE AGREEMENT, PROVIDE A NO DRAWING CONFIRMATION TO THE ISSUER, THE ISSUER CASH MANAGER, THE ISSUER SECURITY TRUSTEE, THE FLEETCO SECURITY AGENT AND THE TRANSACTION AGENT BY 2PM (CET) ON THE REPORTING DATE OR INTRA-MONTH REPORTING DATE, AS APPLICABLE.

9.1.15
FOLLOWING RECEIPT OF CONFIRMATION OF COMPLIANCE WITH THE COUNTRY ASSET VALUE TEST AND THE ISSUER BORROWING BASE TEST FROM THE TRANSACTION AGENT ON THE INFORMATION DATE PURSUANT TO CLAUSE 14A.1.1.2 OF THE FRAMEWORK AGREEMENT, THE FRENCH SERVICER SHALL SIGN EACH FLEETCO ADVANCE DRAWDOWN NOTICE (WHICH SHALL INCLUDE ANY NECESSARY AMENDMENTS) AND DELIVER SUCH FLEETCO ADVANCE DRAWDOWN NOTICE TO THE CENTRAL SERVICER (ACTING AS AGENT OF THE ISSUER) ON THE INFORMATION DATE OR INTRA-MONTH INFORMATION DATE, AS APPLICABLE.

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SCHEDULE 2
CONDITIONS PRECEDENT
A COPY CERTIFIED BY AN OFFICER OF THE FRENCH SERVICER TO BE A TRUE, COMPLETE AND UP‑TO‑DATE COPY, OF THE CONSTITUTIONAL DOCUMENTS (STATUTS) OF THE FRENCH SERVICER.

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SCHEDULE 3
FORM OF DESIGNATION CERTIFICATE
To
Crédit Agricole Corporate and Investment Bank
9 quai du Président Paul Doumer
92920 Paris La Défense Cedex
France
(the "FleetCo Security Agent" for itself and on behalf of the French FleetCo Secured Creditors and the "Transaction Agent")
The undersigned, _____________________, an Authorised Signatory of the French Servicer, pursuant to Paragraph 1.1.3 (Designation of Eligible Vehicles) of Part A of Schedule 1 of the French Servicing Agreement hereby certifies that:

(a)	French FleetCo is in receipt of the indicative terms for the Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement for the [_______] model year;

(b)
upon review of such terms there are no changes or indication of changes to the terms and conditions (other than changes related to Commercial Terms) of the relevant Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement as compared to the Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement for the previous model year that are likely to have a Material Adverse Effect on French FleetCo or, where the changes do not comply with the foregoing, the undersigned confirms that the FleetCo Security Agent has consented to such changes and attaches a copy of such consent; and

(c)
the undersigned has no reason to believe that there will be any changes to the terms and conditions of the final Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement for the [________] model year (when the Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement is to be entered into) as compared to the Vehicle Dealer Buy-Back Agreement or Vehicle Manufacturer Buy-Back Agreement for the previous model year that would be likely to have a Material Adverse Effect on French FleetCo (other than changes related to Commercial Terms).

Capitalised terms used but not defined in this Certificate shall have the meanings ascribed to such terms in the French Servicing Agreement.
The undersigned has executed this certificate on ___________ 20____.

[Name]
[Title]

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